UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Catholic Investor Core Bond Fund

Catholic Investor Limited Duration Fund

Catholic Investor Large Cap Growth Fund

Catholic Investor Large Cap Value Fund

Catholic Investor Small Cap Fund

Catholic Investor International Equity Fund

Catholic Investor Global Real Estate Fund

Annual Report	October 31, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-KC-FUNDS (1-844-523-8637). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Catholic Investors Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

We are pleased to supply this annual report for Knights of Columbus Asset Advisors’ Catholic Investor mutual funds for the fiscal year ended October 31, 2019. This has been a year driven by strong returns in both the stock and bond markets. Over the trailing 12 months, the equity markets saw strong results with the Russell 1000 Growth returning 17.1%, the Russell 1000 Value returning 11.2%, the Russell 2000 returning 4.9% and the FTSE All World ex-U.S. Index returning 11.9%. The bond market has also had strong absolute returns with the Bloomberg Barclays Aggregate Index returning 11.5%, representing core fixed income results and the Bloomberg Barclays 1-3 Year Government/Credit Index returning 4.9%, representing short duration fixed income.

The stock market has been driven by the underpinning of an accommodative Fed, generally good earnings and a market view of a trade deal with China. The stock market has experienced bouts of volatility when a China trade deal has been more at risk. The fixed income market has been powered by an accommodative Fed and continued demand for fixed income securities, especially from foreign investors that have much lower domestic yields. During the last twelve months, the 10-Year Treasury peaked at 3.24% on November 11th, 2018, hit a low of 1.46% on September 3rd and ended the fiscal year at 1.69%.

Through the end of the third quarter, GDP grew by 2.1% on a year over year basis. Inflation has remained generally tame with the CPI Index rising 1.8% on a headline basis and 2.4% excluding food and energy. This benign inflation environment has largely provided the cover for the Fed to retain an accommodative monetary stance.

Another driving force in the economy has been the continuing strength in the employment market. From October 2018 to October 2019, the unemployment rate declined from 3.8% to 3.6%. Underemployment has been an even brighter picture as the underemployed rate fell from 7.5% to 7.0% and wages have grown by 3.8% during the last fiscal year. The strength of the consumer has been a positive driver for both consumer spending, corporate profits and ultimately stock prices.

As we look forward, we are anxious to see a trade deal completed with China and the new trilateral trade agreement between the U.S., Canada and Mexico. While we do not expect the President to be removed as a result of the on-going impeachment hearings, we do expect that there may be market volatility around the machinations of the process. We are also looking to not only the lead up to the elections in 2020, but the expectations for the balance of power between Democrats and Republicans and the resulting majority in both the House and the Senate. Our focus is on any expected changes to both regulations and spending as we move through the next Presidential cycle.

We continue to add clients and look forward to an even more successful fiscal year in 2020. Both the Large Cap Value Fund and Core Bond Fund outperformed their respective benchmarks, while Limited Duration and Small Cap had modest underperformance and International Equity and Large Cap Growth are two funds where we are working to improve performance.

As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

Definitions of Comparative Indices

Bloomberg Barclays US Aggregate Bond Index

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg Barclays 1-3 Year US Government/Credit Index

The Bloomberg Barclays US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Barclays Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Bloomberg Barclays US High Yield Index

The Bloomberg Barclays US High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000 Index

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World Ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

FTSE EPRA/NAREIT Developed Index

The FTSE EPRA/NAREIT Developed Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in developed countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Core Bond Fund

For the year ended October 31, 2019, Catholic Investors Core Bond Fund – I Shares outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returning +11.68% compared to +11.51%. The average of the Lipper Core Bond Universe returned 10.66% during this period.

The last quarter started off with yields moving sideways for most of July on reduced expectations for aggressive Fed actions. The Fed reduced rates for the first time since 2008 citing uncertainties around domestic growth and inflation and the implications that global developments could have on the economic and inflation outlooks. After their third cut in October, their accompanying statement signaled that they were done easing but would react quickly if the economy softened, further supporting the capital markets. Additional easing in monetary policy was also signaled by the European Central Bank at their late July meeting. The bond market responded with lower rates in August as the 30-year bond’s yield fell to a record low just below 2%. This propelled the Bloomberg Barclays U.S. Treasury index up 3.4%, the largest monthly advance since November 2008.

Stronger economic data in retail sales, housing and the labor market, heavy corporate bond issuance and continued elevated consumer sentiment, pushed rates higher in early September. Rates reversed course in mid-September following the weekend attacks on Saudi Arabia’s oil infrastructure and weaker China data as 10-year yields declined from 1.90% to 1.67%.

The U.S. economy continues to grow moderately with mixed economic data creating volatility in the markets. In addition, global economic prospects remain uncertain as trade tensions make long range planning difficult for corporate managers. Easing monetary policies and low yields are prompting investors to search far and wide for incremental yield.

Security selection has become an important return component in this environment and drove excess returns in the energy and financial sectors in the portfolio. A marginal contributor to performance was our overweight to spread product in general and more specifically, to the financial sector. Our over allocation to credit was a performance driver throughout the year.

We remain constructive on corporates and structured products as reduced net supply provides technical support to those markets. However, ongoing risks such as trade wars, Brexit, military tensions in the Middle East, the impeachment drama and the fiscal deficit remain so we will continue to focus on high quality spread product within a diversified bond portfolio.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	11.68%	3.35%

Class S Shares**	11.46%	3.96%

Investor Shares***	11.41%	3.14%

Bloomberg Barclays US Aggregate Bond Index****	11.51%	3.04%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Core Bond Fund, I Shares versus the Bloomberg Barclays US Aggregate Bond Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Limited Duration Fund

For the year ended October 31, 2019, Catholic Investor Limited Duration Fund – I Shares underperformed its benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, returning +4.76% compared to +4.89% for the index. The average return of the Lipper Short Investment Grade Universe returned 4.57% during this time frame.

The quarter started off with yields moving sideways for most of July on reduced expectations for aggressive Fed actions. The Fed reduced rates for the first time since 2008 citing uncertainties around domestic growth and inflation and the implications that global developments could have on the economic and inflation outlooks. After their third cut in October, their accompanying statement signaled that they were done easing but would react quickly if the economy softened, further supporting the capital markets. Additional easing in monetary policy was also signaled by the European Central Bank at their late July meeting. The bond market responded with lower rates in August as the 30-year Treasury yield fell to a record low just below 2%. This propelled the Bloomberg Barclays U.S. Treasury index up 3.4%, the largest monthly advance since November 2008.

Stronger economic data in retail sales, housing and the labor market, heavy corporate bond issuance and continued elevated consumer sentiment, pushed rates higher in early September. Rates reversed course in mid-September following the weekend attacks on Saudi Arabia’s oil infrastructure and weaker China data as 10-year yields declined from 1.90% to 1.67%.

The U.S. economy continues to grow moderately with mixed economic data creating volatility in the markets. In addition, global economic prospects remain uncertain as trade tensions make long range planning difficult for corporate managers. Easing monetary policies and low yields are prompting investors to search far and wide for incremental yield.

Security selection has become an important return component in this environment and drove excess returns in the energy and financial sectors in the portfolio. A marginal contributor to performance was our overweight to spread product in general and more specifically, to the industrial sector. The performance for the fund was negatively impacted relative to the benchmark index because our exposure to structured products underperformed. The structured sector exposure is more defensive in nature and given the risk-on environment that existed throughout much of the period, the corporate issues that have less call risk benefited in the falling rate environment.

We remain constructive on corporates and structured products as reduced net supply provides technical support to those markets. However, ongoing risks such as trade wars, Brexit, military tensions in the Middle East, the impeachment drama and the fiscal deficit remain so we will continue to focus on high quality spread product within a diversified bond portfolio.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	4.76%	1.69%

Class S Shares**	4.66%	1.75%

Investor Shares***	4.60%	1.65%

Bloomberg Barclays 1-3 Year US Government/Credit Index****	4.89%	1.66%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Limited Duration Bond Fund, I Shares versus the Bloomberg Barclays 1-3 Year US Government/Credit Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Large Cap Growth Fund

The Russell 1000 Growth Index returned +17.10% for the year ended October 31, 2019. Real Estate (+28%) and Materials (+27%) were the top performing sectors but contributed only 100 basis points to the benchmark return given that, combined, they constitute only 4% of the Index weight. The Information Technology sector primarily drove performance, rising +22% and contributing nearly one-half of the benchmark return. The Software & Services group, which makes up more than 21% of the Index weight, made the largest contribution thanks to outsized gains in MasterCard (+41%), Microsoft (+36%) and Visa (+30%). The Consumer Discretionary and Communications Services sectors also contributed strongly, helped by a strong performance by Home Depot (+37%) and a rebound in shares of Facebook (+26%). Only Energy detracted from the index return, as the sector fell by -18%.

The Fund returned +10.94% for the year, reflecting strong contributions from the Industrials sector, Technology Hardware group, and Biotechnology group. The top performer in the portfolio and largest relative contributor was Array Biopharma (+173%, .57%) which was acquired by Pfizer in June. The best performing non-takeout name was Generac Holdings (+72%, .91%). The maker of portable and stationary back up power solutions for residential and commercial applications is enjoying strong demand due to increased awareness/interest in, and need for, uninterruptable power. Recently, the company entered the market for solar power storage solutions via acquisition, opening a significant new growth opportunity.

The Consumer Discretionary and Health Care sectors were the largest detractors from relative performance for the fund year. Within the latter, the entire net shortfall occurred in the Health Care Equipment & Services group. In August, veterinary supplier Covetrus (-76%, .47%) reported disappointing revenue and lowered full-year guidance, causing the stock to plunge in what we viewed as a severe overreaction. Also, in August, Biotech holding Sarepta Therapeutics (-37%, .12%) had a new drug application rejected. Weakness in Consumer Discretionary was concentrated in the Retailing and Consumer Services groups, where department store Nordstrom (-32%, .27%), cosmetics retailer Ulta Beauty (-27%, .60%), restaurant/entertainment venue Dave and Busters (-30%, .12%) and racetrack/casino operator Penn National Gaming (-18%, .55%) all suffered significant earnings-related declines. Additionally, several smaller capitalization holdings experienced significant declines as part of the broad-based weakness in high momentum names during August and September, including cyber security software vendor CyberArk (-26%, .71%) and cancer screening provider Exact Sciences (-21%, .97%).

The large cap growth space remained the favored domestic equity asset class for the third consecutive year. Recently, we have seen some signs of both a small cap revival and a shift towards value, but neither appears clearly durable and it is too early to call a change in trend with respect to investor preferences. Given low inflation and interest rates coupled with modest global economic activity, companies able to demonstrate sustainable organic growth should continue to command premium multiples, a favorable backdrop for US large cap growth stocks.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	10.94%	8.90%

Class S Shares**	10.82%	9.09%

Investor Shares***	10.66%	13.59%

Russell 1000 Growth Index****	17.10%	12.73%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Large Cap Growth Fund, I Shares versus the Russell 1000 Growth Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Large Cap Value Fund

The Russell 1000 Value Index gained 11.21% for the year ended October 31st. The index saw a 15% drop through late December, followed by a sharp snapback over the first two months of 2019. The Real Estate and Utilities sectors led the way higher with Energy, Materials and Health Care bringing up the rear. Energy was the only sector to finish negative.

The Fund returned 11.50% during this time frame. Lam Research (+96%, 1.39% Avg. Wgt.) finished up 96%, becoming the largest contributor to relative performance. Semiconductor and semiconductor equipment companies generally rebounded over the course of the year as the sales cycle seems to be bottoming.

Entergy (50%, 1.88%) added to performance as Utilities outperformed the market. With bond yields falling significantly, the already attractive yields offered by stable utilities became even more attractive to investors. The company has also already released EPS guidance out to 2022 which implies 6% annual EPS growth. Costco Wholesale Corp. (31%, 2.18%) added value to the fund. The company continues to compete well against Amazon and the business model remains strong with its members posting a near 90% renewal rate and same store sales continuing to grow.

Walgreens Boots Alliance (-29%, 1.31%) detracted from performance. The retail pharmacy space remains challenging due to reimbursement pressure and the increase in preferred pharmacy networks. Under the same theme, CVS Health Corp (-24%, 0.99%) also detracted from performance. While Energy did add relative value to the fund, Encana (-45%, 0.18%) performed poorly due to exposure to natural gas prices. Approximately 45% of the company’s reserves and production are gas; gas production has soared in the U.S. along with the rise in oil production, creating a glut of gas inventories and pushing prices to three-year lows.

The U.S. economy still seems capable of growing despite global trade challenges, supported by steady consumer spending thanks to record low unemployment. Both the U.S. Federal Reserve and the European Central Bank recently re-initiated stimulus measures, which will help support economic growth. However, the trade dispute with China and Brexit uncertainty continue to weigh on the minds of investors. This environment translates to a tone of cautious optimism in the fund.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	11.50%	7.48%

Class S Shares**	11.40%	8.16%

Investor Shares***	11.26%	11.82%

Russell 1000 Value Index****	11.21%	7.40%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Large Cap Value Fund, I Shares versus the Russell 1000 Value Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Small Cap Fund

US equities were generally strong for the one-year period ending October 31st despite geopolitics and economic uncertainties continued to weigh on markets. Large caps performed better, with the S&P 500 rising 14.32%, while the Russell 2000 rose 4.90%. Leadership was mixed, as Information Technology, Utilities, Real Estate, Industrials and Financials outperformed. Energy was the worst performing group, down more than 40%, while Communication Services, Consumer Staples, Healthcare and Materials also posted absolute losses.

The Fund returned 4.41% during this period with performance driven by stock selection. Factor contribution was negative, with valuation continuing to detract while growth exposure helped. The Health Care sector was the best for stock selection, while Consumer Discretionary was the worst. In general, stocks that missed quarterly expectations continued to experience the wrath of investors, as is typical later in the cycle when expectations are high.

Array BioPharma (+195%, 0.6% average weight) was the largest contributor to relative performance after the biopharmaceutical company was acquired by Pfizer. Upland Software (+18%, 1.3% average weight) also helped, as the provider of business management software continued to benefit from its acquisition-based business model. Repligen Corp., (+46%, 1.1% average weight) a provider of raw materials for the biopharma manufacturing process, also helped, fueled by a strong operating environment, strong execution and an add-on acquisition.

Our biggest individual stock detractors for the year were largely victims of missed quarterly expectations, as mentioned above. The holdings are from different sectors and have little in common. WW (formerly Weight Watchers, -70%, 0.4%) fell after a strategic shift failed to produce the anticipated improvements in the underlying business. Harsco (industrial products and services, -26%, 1.5%) dropped after guiding lower partly because of acquisitions. Supernus Pharmaceuticals (-42%, 1.0%) as the company lowered guidance throughout the year.

Moderating economic growth and lower interest rates should continue to support now-lower valuations for high growth companies, while expectations for continued geopolitical machinations, increasing pre-election rhetoric and positive relative performance from defensive sectors suggest a more neutral positioning overall.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	4.41%	4.95%

Class S Shares**	4.36%	3.98%

Investor Shares***	4.15%	8.80%

Russell 2000 Index****	4.90%	6.66%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Small Cap Equity Fund, I Shares versus the Russell 2000 Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor International Equity Fund

During the one-year period ending October 31, 2019, the fund returned 7.94% versus 11.88% for the FTSE All-World ex-U.S. Index. The fund mainly suffered due to a lower allocation in the largest names in the index as the mega cap segment of the international market had a strong resurgence. The top seven names in the benchmark by weight averaged a nearly 25% return versus the benchmark’s 11.88% and the Fund was underweight these securities.

Information Technology and Utilities were the top-performing sectors on an absolute return basis, with both returning over 20%. This is an unusual combination given Technology is a higher growth, more cyclical sector, while the Utilities sector has slower growth and is more defensive. Energy and Materials had the lowest returns, with Energy barely managing a positive return of 0.44%.

Sector allocation benefitted from our overweight to Information Technology, the best performing sector, and our underweight to Materials, the second-worst performing sector. The best performing sector for stock selection was Industrials, where the two largest contributors were Weichai Power (+47%, 1.0% Avg. Wgt.), a Chinese auto, truck and parts manufacturer, and Vestas Wind Systems (+33%, 0.9%), a Danish wind turbine manufacturer. Stock selection was also strong in Energy, led by Neste (35%, 2.3%), a Finish green energy refiner.

The sector that contributed the most to negative performance was Materials. The following holdings underperformed the sector. Canfor (-53%, 0.6%), a Canadian forest products company was very weak after several earnings disappointments. Covestro (-29%, 0.5%). A German chemical maker fell sharply after a profit warning. Stock selection was also below average in Information Technology. Japanese office electronics maker Konica Minolta (-25%, 1.4%) fell sharply after an earnings report. Samsung Electronics (7.2%, 0.7%) also detracted. The Fund did not hold a position in Samsung the first part of the year, which hurt performance since the stock was performing well, a position was purchased in late June, which has been helpful.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	7.94%	4.89%

Class S Shares**	7.75%	5.41%

Investor Shares***	7.68%	10.30%

FTSE All-World ex-US Index****	11.88%	4.24%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor International Equity Fund, I Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Global Real Estate Fund

Global real estate stocks were up in the month ended October 31, 2019, extending the recovery that began in Q1 as the U.S. Fed and the other major central banks executed a coordinated accommodative stance amid elevated concerns over the China-U.S. trade dispute. The FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”) had a total return of 2.53% for the month, while the Catholic Investor Global Real Estate Fund (the “Fund”) posted a total return of 3.30%, outperforming the Index by 77 basis points.

During the period, fueled by continued improvement in fundamentals and solid earnings growth, the global REIT market maintained its focus on industry fundamentals instead of the exogenous factors that distracted investors and drove the sell-off in Q4 of last year. In the U.S., share prices rose as an increasingly dovish Fed offset a stall in the progress of U.S.-China trade talks. Eurozone REITs also rose, supported by central banks reiterating their commitment to “lower rates for longer” amid lingering worries over economic growth. UK REITs performed well over the period, despite ongoing Brexitrelated uncertainty. Asia REITs were weighed down by growth concerns in China, along with escalating tensions in Hong Kong that dampened economic activity. Against this backdrop, markets in Japan and Australia performed best.

Much of the rally this year has been built on market expectations that the U.S. Fed now won’t raise interest rates again at any point in the next few years. The sharp fall in the U.S. stock market late last year was probably also a factor in spurring on the U.S. administration to seek at least a narrow trade deal with China. Thus, the stock market decline at the end of last year helped to reduce two of the major risks that had caused it in the first place.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

Cumulative Inception to Date

I Shares*	3.30%

FTSE EPRA/NAREIT Developed Index****	2.53%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Global Real Estate Fund, I Shares versus the FTSE EPRA/NAREIT Developed Index.

* Commenced operations of September 30, 2019. The graph is based on I Shares only. The Fund currently only offers I Shares.

**** Index returns are shown from September 30, 2019. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 38.5%

	Face Amount	Value
COMMUNICATION SERVICES — 1.8%
Comcast
4.600%, 10/15/38	$400,000	$475,287
Crown Castle Towers
4.241%, 07/15/28 (A)	400,000	440,479
3.222%, 05/15/22 (A)	300,000	303,806
Discovery Communications
4.125%, 05/15/29	435,000	462,899

		1,682,471

CONSUMER DISCRETIONARY — 0.4%
Viacom
6.875%, 04/30/36	250,000	330,047

CONSUMER STAPLES — 2.2%
Bacardi
5.150%, 05/15/38 (A)	390,000	427,216
Bunge Finance
3.250%, 08/15/26	250,000	249,931
Conagra Brands
4.600%, 11/01/25	400,000	443,857
Mondelez International Holdings Netherlands BV
2.000%, 10/28/21 (A)	250,000	250,103
Suntory Holdings
2.550%, 06/28/22 (A)	250,000	251,937
Tyson Foods
3.900%, 09/28/23	380,000	404,185

		2,027,229

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — 4.5%
Boardwalk Pipelines
4.800%, 05/03/29	$630,000	$669,706
Diamondback Energy
4.750%, 11/01/24	390,000	403,163
Enbridge
6.250%, VAR ICE LIBOR USD 3 Month+3.641%, 03/01/78	380,000	408,682
MarkWest Energy Partners
4.875%, 06/01/25	375,000	401,813
Midwest Connector Capital
3.900%, 04/01/24 (A)	620,000	652,767
Noble Energy
8.000%, 04/01/27	250,000	311,784
Occidental Petroleum
7.125%, 10/15/27	250,000	303,025
3.500%, 08/15/29	675,000	683,958
Western Midstream Operating
4.000%, 07/01/22	335,000	340,247

		4,175,145

FINANCIALS — 16.2%
Ally Financial
3.875%, 05/21/24	440,000	459,536
Ansett Worldwide Aviation Services Leasing
4.870%, 07/17/21 (A)(B)	614,383	628,151
Apollo Management Holdings
4.000%, 05/30/24 (A)	835,000	878,639
Ares Capital
4.250%, 03/01/25	450,000	465,928
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month+2.931%, 09/15/68	380,000	417,791
Bank of Montreal
3.803%, VAR USD Swap Semi 30/360 5 Yr Curr+1.432%, 12/15/32	440,000	456,500
BlackRock TCP Capital
4.125%, 08/11/22	400,000	415,343
3.900%, 08/23/24	55,000	55,888
Brookfield Finance
4.250%, 06/02/26	495,000	535,399
Carlyle Finance Subsidiary
3.500%, 09/19/29 (A)	400,000	398,552
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month+4.820%, 08/01/68	330,000	358,875
CIT Group
4.750%, 02/16/24	655,000	698,635

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Daimler Finance North America
2.000%, 07/06/21 (A)	$300,000	$299,482
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr+1.730%, 08/09/28	415,000	433,820
E*TRADE Financial
3.800%, 08/24/27	435,000	453,732
First Republic Bank
4.375%, 08/01/46	435,000	486,980
General Motors Financial
3.700%, 05/09/23	250,000	256,371
Huntington Bancshares
5.700%, VAR ICE LIBOR USD 3 Month+2.880%, 07/15/68	450,000	463,982
Legg Mason
5.625%, 01/15/44	420,000	473,739
M&T Bank
6.450%, VAR ICE LIBOR USD 3 Month+3.610%, 08/15/68	387,000	422,798
Main Street Capital
5.200%, 05/01/24	430,000	463,209
Neuberger Berman Group
4.500%, 03/15/27 (A)	370,000	395,251
Nuveen Finance
4.125%, 11/01/24 (A)	400,000	434,321
Owl Rock Capital
5.250%, 04/15/24	400,000	425,189
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%, 12/31/49	395,000	421,110
Prospect Capital
6.375%, 01/15/24	200,000	213,664
5.875%, 03/15/23	380,000	405,011
Stifel Financial
4.250%, 07/18/24	445,000	471,214
SunTrust Banks
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 12/15/67	470,000	478,225
Synchrony Financial
4.250%, 08/15/24	425,000	450,120
Synovus Financial
3.125%, 11/01/22	425,000	431,545
TPG Specialty Lending
4.500%, 01/22/23	370,000	378,717
US Bancorp
2.400%, 07/30/24	500,000	508,766

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Willis North America
3.600%, 05/15/24	$415,000	$434,331

		14,970,814

INDUSTRIALS — 3.8%
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	383,550	387,698
Aviation Capital Group
4.375%, 01/30/24 (A)	390,000	410,657
CNH Industrial MTN
3.850%, 11/15/27	335,000	348,982
Delta Air Lines
2.900%, 10/28/24	455,000	452,907
FLIR Systems
3.125%, 06/15/21	250,000	252,892
Masco
6.500%, 08/15/32	317,000	391,437
Parker-Hannifin
4.000%, 06/14/49	425,000	459,683
Roper Technologies
2.950%, 09/15/29	420,000	425,568
Timken
4.500%, 12/15/28	390,000	419,151

		3,548,975

INFORMATION TECHNOLOGY — 0.9%
Microsoft
3.700%, 08/08/46	350,000	398,285
NXP BV
5.550%, 12/01/28 (A)	390,000	452,209

		850,494

MATERIALS — 3.4%
Anglo American Capital
4.500%, 03/15/28 (A)	385,000	409,913
ArcelorMittal
7.000%, 10/15/39	340,000	415,686
CF Industries
4.500%, 12/01/26 (A)	300,000	326,919
Martin Marietta Materials
6.250%, 05/01/37	250,000	296,735
Nucor
5.200%, 08/01/43	300,000	376,243
Steel Dynamics
4.125%, 09/15/25	450,000	460,170
Vulcan Materials
4.500%, 04/01/25	400,000	430,205
WRKCo
4.650%, 03/15/26	390,000	430,999

		3,146,870

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
REAL ESTATE — 1.7%
STORE Capital
4.500%, 03/15/28	$380,000	$417,141
UDR
3.000%, 08/15/31	560,000	564,908
Vornado Realty
3.500%, 01/15/25	565,000	587,422

		1,569,471

UTILITIES — 3.6%
CenterPoint Energy
6.125%, VAR ICE LIBOR USD 3 Month+3.270%, 03/01/68	390,000	414,375
DPL
4.350%, 04/15/29 (A)	425,000	424,405
Emera US Finance
4.750%, 06/15/46	250,000	293,461
Evergy
2.900%, 09/15/29	400,000	402,213
IPALCO Enterprises
3.700%, 09/01/24	305,000	316,714
NiSource
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.843%, 06/15/68	385,000	390,775
SCANA MTN
4.125%, 02/01/22	415,000	428,343
Sempra Energy
4.000%, 02/01/48	410,000	429,349
Spire
3.543%, 02/27/24	250,000	256,508

		3,356,143

Total Corporate Obligations (Cost $33,848,983)		35,657,659

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.6%
FHLMC
4.500%, 12/01/48	585,437	620,162
4.000%, 02/01/47	1,036,845	1,089,768
4.000%, 11/01/47	1,166,197	1,225,561
3.500%, 11/01/44	901,432	941,962
3.500%, 04/01/46	605,341	631,022
3.500%, 07/01/47	1,574,351	1,633,444
3.000%, 02/01/45	841,936	866,310
3.000%, 08/01/45	388,409	399,661
3.000%, 02/01/48	658,221	672,316
2.500%, 02/01/30	437,362	443,282
FHLMC, Ser 2016-4563, Cl VB
3.000%, 05/15/39	500,000	509,461

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value
FHLMC Structured Pass-Through Certificates, Ser 2003-54, Cl 4A
4.234%, 02/25/43(C)	$152,225	$156,928
FNMA
4.500%, 02/01/41	934,791	1,013,237
4.000%, 03/01/35	289,223	301,327
4.000%, 01/01/42	772,933	825,177
4.000%, 05/01/49	825,044	860,735
3.500%, 02/01/47	649,614	679,696
3.500%, 12/01/47	620,275	642,281
3.500%, 06/01/49	1,192,155	1,254,911
3.000%, 10/01/48	1,301,508	1,324,518
GNMA
4.000%, 07/20/48	591,401	616,646
3.500%, 06/20/48	1,363,256	1,415,380

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $17,841,230)		18,123,785

U.S. TREASURY OBLIGATIONS — 17.1%
U.S. Treasury Bonds
4.625%, 02/15/40	700,000	1,002,613
3.750%, 08/15/41	1,450,000	1,866,875
3.000%, 05/15/45	1,725,000	2,007,604
2.250%, 08/15/46	4,250,000	4,309,433
U.S. Treasury Notes
2.250%, 08/15/27	3,640,000	3,806,502
1.875%, 01/31/22	2,800,000	2,820,125

Total U.S. Treasury Obligations (Cost $14,698,879)		15,813,152

ASSET-BACKED SECURITIES — 13.6%
AASET, Ser 2018-1A, Cl A
3.844%, 01/16/38	365,050	367,524
ABPCI Direct Lending Fund CLO I, Ser 2019-1A, Cl A1BR
3.940%, 07/20/29	425,000	425,630
American Homes 4 Rent Trust, Ser 2014-SFR3, Cl B
4.201%, 12/17/36	285,000	302,564
ARL Second, Ser 2014-1A, Cl A2
3.970%, 06/15/44	100,000	105,124
BX Commercial Mortgage Trust, Ser 2019-XL, Cl C
3.250%, VAR ICE LIBOR USD 1 Month+1.250%, 10/15/36	755,000	755,710

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2019

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Coinstar Funding, Ser 2017-1A, Cl A2
5.216%, 04/25/47	$565,500	$587,804
CoreVest American Finance Trust, Ser 2018-1, Cl A
3.804%, 06/15/51	364,714	379,728
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
3.526%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/47	289,100	288,629
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/40	134,808	136,823
Drug Royalty III, Ser 2017-1A, Cl A1
4.803%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/27	122,326	123,039
ExteNet, Ser 2019-1A, Cl A2
3.204%, 07/26/49	720,000	726,956
FREMF Mortgage Trust, Ser 2016-K723, Cl C
3.580%, 11/25/23 (C)	470,000	478,437
FREMF Mortgage Trust, Ser 2017-K725, Cl C
3.880%, 02/25/50 (C)	280,000	288,054
Garrison BSL CLO, Ser 2019-1RA, Cl A1R
3.456%, VAR ICE LIBOR USD 3 Month+1.490%, 04/20/29	400,000	400,150
Harley Marine Financing, Ser 2018-1A, Cl A2
5.682%, 05/15/43	366,509	324,819
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/26/28	112,262	112,697
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/28	52,803	52,866
Monarch Grove CLO, Ser 2018-1A, Cl A1
2.820%, VAR ICE LIBOR USD 3 Month+0.880%, 01/25/28	565,000	561,050
MVW Owner Trust, Ser 2018-1A, Cl C
3.900%, 01/21/36	436,445	450,072
New Residential Mortgage, Ser 2018-FNT2, Cl A
3.790%, 07/25/54	681,119	693,232
OneMain Financial Issuance Trust, Ser 2017-1A, Cl A1
2.370%, 09/14/32	283,042	283,154

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
SBA Tower Trust, Ser 2014-2A, Cl C
3.869%, 10/15/49	$850,000	$885,757
SCF Equipment Leasing, Ser 2019-1A, Cl C
3.920%, 11/20/26	575,000	593,010
Sofi Consumer Loan Program, Ser 2016-5, Cl B
4.550%, 09/25/28 (C)	380,000	391,120
Taco Bell Funding, Ser 2018-1A, Cl A2I
4.318%, 11/25/48	397,000	408,064
Trafigura Securitisation Finance, Ser 2018-1A, Cl A2
3.730%, 03/15/22	845,000	861,743
Trinitas CLO V, Ser 2019-5A, Cl AR
3.330%, VAR ICE LIBOR USD 3 Month+1.390%, 10/25/28	420,000	420,113
TRIP Rail Master Funding, Ser 2017-1A, Cl A2
3.736%, 08/15/47	280,000	286,205
Vantage Data Centers, Ser 2019-1A, Cl A2
3.188%, 07/15/44	658,900	668,572
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl C
2.920%, 05/15/23	295,000	296,040

Total Asset-Backed Securities (Cost $12,519,928)		12,654,686

MORTGAGE-BACKED SECURITIES — 9.8%
Agate Bay Mortgage Trust, Ser 2014-1, Cl B1
3.873%, 07/25/44 (C)	575,113	593,978
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/46 (C)	424,949	433,083
BANK, Ser 2017-BNK9, Cl ASB
3.470%, 11/15/54	500,000	533,065
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	365,599	390,016
Commercial Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/46	324,161	326,131
Commercial Mortgage Trust, Ser 2012-CR5, Cl A3
2.540%, 12/10/45	100,000	101,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2019

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
CSMC Trust, Ser 2013-IVR3, Cl A2
3.000%, 05/25/43 (C)	$576,403	$581,243
FHLMC
4.000%, 11/01/48	804,017	836,742
FREMF Mortgage Trust, Ser 2012-K21, Cl B
3.935%, 07/25/45 (C)	280,000	290,381
FREMF Mortgage Trust, Ser 2013-K31, Cl B
3.630%, 07/25/46 (C)	160,000	167,332
GMAC Commercial Mortgage Asset, Ser 2010-FTLS, Cl A
6.363%, 02/10/47 (B)	240,529	304,729
GS Mortgage Securities Trust, Ser 2013-GCJ12, Cl AAB
2.678%, 06/10/46	318,671	321,304
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/48	500,000	522,189
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.903%, 07/25/44 (C)	200,154	200,016
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.820%, 06/25/46 (C)	270,054	270,308
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl ASB
3.323%, 10/15/48	400,000	415,412
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MV
3.500%, 03/25/58	771,546	822,092
Sequoia Mortgage Trust, Ser 2015-2, Cl A1
3.500%, 05/25/45 (C)	244,818	249,609
Sequoia Mortgage Trust, Ser 2017-5, Cl A4
3.500%, 08/25/47 (C)	317,270	323,640
Sequoia Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 02/25/48 (C)	585,284	593,377
Sequoia Mortgage Trust, Ser 2015-1, Cl A1
3.500%, 01/25/45 (C)	215,227	218,878
Sequoia Mortgage Trust, Ser 2015-4, Cl A1
3.000%, 11/25/30 (C)	220,117	224,184

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl ASB
2.788%, 04/10/46	$410,781	$414,392

Total Mortgage-Backed Securities (Cost $8,980,225)		9,133,280

MUNICIPAL BOND — 0.6%
Camp Pendleton & Quantico Housing
6.165%, 10/01/50 (A)
(Cost $487,868)	400,000	528,255

Total Investments — 99.2% (Cost $88,377,113)		$91,910,817

Percentages based on Net Assets of $92,614,176.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2019 was $7,913,062 and represented 8.5% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR— Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2019

The following is a list of the inputs used as of October 31, 2019, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$35,029,508	$628,151	$35,657,659
U.S. Government Agency Mortgage-Backed Obligations	—	18,123,785	—	18,123,785
U.S. Treasury Obligations	—	15,813,152	—	15,813,152
Asset-Backed Securities	—	12,654,686	—	12,654,686
Mortgage-Backed Securities	—	8,828,551	304,729	9,133,280
Municipal Bond	—	528,255	—	528,255

Total Investments in Securities	$—	$90,977,937	$932,880	$91,910,817

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of October 31, 2019:

	Corporate Obligations	Mortgage- Backed Securities	Total
Beginning balance as of November 1, 2018	$679,227	$275,840	$955,067
Accrued discounts/premiums	(2)	(1,281)	(1,283)
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	15,093	32,675	47,768
Sales/paydowns	(66,167)	(2,505)	(68,672)
Maturity	—	—	—
Transfers into Level 3	—	—	—

Ending balance as of October 31, 2019	$628,151	$304,729	$932,880

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$15,093	$32,675	$47,768

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 53.8%

	Face Amount	Value
COMMUNICATION SERVICES — 2.5%
AT&T
4.600%, 02/15/21	$600,000	$616,364
Charter Communications Operating
4.464%, 07/23/22	480,000	504,606
Comcast
3.450%, 10/01/21	500,000	515,278
Discovery Communications
3.500%, 06/15/22 (A)	180,000	185,414
Verizon Communications
2.946%, 03/15/22	250,000	256,362
Viacom
3.125%, 06/15/22	240,000	242,786
Vodafone Group
2.991%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	200,000	202,058

		2,522,868

CONSUMER DISCRETIONARY — 0.9%
DR Horton
2.550%, 12/01/20	475,000	476,629
Ford Motor Credit
2.853%, VAR ICE LIBOR USD 3 Month+0.810%, 04/05/21	450,000	446,458

		923,087

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — 5.3%
Campbell Soup
8.875%, 05/01/21	$72,000	$78,529
2.749%, VAR ICE LIBOR USD 3 Month+0.630%, 03/15/21	411,000	411,896
Coca-Cola European Partners
4.500%, 09/01/21	720,000	743,866
Conagra Brands
3.800%, 10/22/21	500,000	516,231
Constellation Brands
2.650%, 11/07/22	135,000	137,066
2.250%, 11/06/20	115,000	115,192
General Mills
3.012%, VAR ICE LIBOR USD 3 Month+1.010%, 10/17/23	490,000	493,846
Hillshire Brands
4.100%, 09/15/20	245,000	248,743
Mondelez International Holdings Netherlands BV
2.000%, 10/28/21 (A)	500,000	500,206
Pernod Ricard
5.750%, 04/07/21 (A)	640,000	673,633
Smithfield Foods
2.700%, 01/31/20 (A)	500,000	500,045
Suntory Holdings
2.550%, 06/28/22 (A)	500,000	503,874
Tyson Foods
2.250%, 08/23/21	360,000	361,772

		5,284,899

ENERGY — 5.2%
BG Energy Capital
4.000%, 12/09/20 (A)	350,000	357,584
Encana
3.900%, 11/15/21	416,000	426,973
Energen
4.625%, 09/01/21	500,000	507,501
Equities
2.869%, VAR ICE LIBOR USD 3 Month+0.770%, 10/01/20	350,000	349,322
Midwest Connector Capital
3.625%, 04/01/22 (A)	750,000	770,933
NuStar Logistics
4.800%, 09/01/20	500,000	503,885
Occidental Petroleum
2.700%, 08/15/22	735,000	742,739
Plains All American Pipeline
3.650%, 06/01/22	500,000	513,230
Rockies Express Pipeline
5.625%, 04/15/20 (A)	500,000	508,398

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
Western Midstream Operating
5.375%, 06/01/21	$500,000	$516,151

		5,196,716

FINANCIALS — 15.4%
Ally Financial
4.250%, 04/15/21	500,000	511,375
Ansett Worldwide Aviation Services Leasing
4.870%, 07/17/21 (A)(B)	786,982	804,618
Ares Capital
3.625%, 01/19/22	500,000	508,392
Associated Bank
3.500%, 08/13/21	500,000	510,069
Bank of America MTN
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/21	415,000	415,977
Bank of Nova Scotia
2.000%, 11/15/22	500,000	499,006
BBVA USA
2.875%, 06/29/22	475,000	482,870
BlackRock TCP Capital
4.125%, 08/11/22	465,000	482,836
Canadian Imperial Bank of Commerce
2.606%, VAR ICE LIBOR USD 3 Month+0.785%, 07/22/23	750,000	756,572
Capital One
2.150%, 09/06/22	500,000	499,826
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month+4.820%, 08/01/68	410,000	445,875
CIT Group
5.000%, 08/15/22	685,000	728,203
Citigroup
3.224%, VAR ICE LIBOR USD 3 Month+1.100%, 05/17/24	415,000	420,123
Citizens Bank
3.250%, 02/14/22	250,000	256,475
2.942%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/22	250,000	251,129
Daimler Finance North America
2.300%, 02/12/21 (A)	165,000	165,596
Discover Financial Services
3.850%, 11/21/22	475,000	497,572
E*TRADE Financial
2.950%, 08/24/22	480,000	489,000

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
First Horizon National
3.500%, 12/15/20	$470,000	$476,032
Huntington Bancshares
7.000%, 12/15/20	440,000	463,549
Main Street Capital
4.500%, 12/01/22	415,000	430,456
People’s United Financial
3.650%, 12/06/22	470,000	486,345
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%, 12/31/49	420,000	447,762
Regions Bank
3.374%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/21	125,000	126,247
2.750%, 04/01/21	480,000	484,156
Royal Bank of Canada MTN
2.703%, VAR ICE LIBOR USD 3 Month+0.660%, 10/05/23	500,000	501,800
Santander Holdings USA
4.450%, 12/03/21	500,000	521,107
3.700%, 03/28/22	250,000	256,999
Stifel Financial
3.500%, 12/01/20	300,000	303,754
SunTrust Bank
2.800%, 05/17/22	500,000	509,510
Synchrony Financial
3.750%, 08/15/21	465,000	476,285
Willis Towers Watson
5.750%, 03/15/21	470,000	492,075
Zions Bancorp
3.500%, 08/27/21	750,000	768,282

		15,469,873

HEALTH CARE — 0.5%
Zimmer Biomet Holdings
2.914%, VAR ICE LIBOR USD 3 Month+0.750%, 03/19/21	500,000	500,042

INDUSTRIALS — 8.9%
AerCap Ireland Capital DAC
4.450%, 12/16/21	500,000	521,261
Air Lease
2.500%, 03/01/21	575,000	577,872
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	425,101	429,699
APT Pipelines
3.875%, 10/11/22 (A)	480,000	499,732
Arconic
6.150%, 08/15/20	402,000	413,604

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS — continued
CNH Industrial Capital
4.375%, 11/06/20	$435,000	$443,804
CRH America
5.750%, 01/15/21	340,000	353,844
Cytec Industries
3.500%, 04/01/23	500,000	505,578
Delta Air Lines
3.625%, 03/15/22	500,000	512,776
Fortive
2.350%, 06/15/21	750,000	751,994
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/19	200,000	201,105
6.000%, 12/30/19 (A)	225,000	226,243
Johnson Controls
4.250%, 03/01/21	450,000	460,994
Masco
7.125%, 03/15/20	463,000	471,348
Penske Truck Leasing LP
3.375%, 02/01/22 (A)	485,000	495,846
Pentair Finance Sarl
3.150%, 09/15/22	830,000	842,074
Ryder System MTN
2.875%, 06/01/22	730,000	743,150
Spirit AeroSystems
2.919%, VAR ICE LIBOR USD 3 Month+0.800%, 06/15/21	500,000	498,658

		8,949,582

INFORMATION TECHNOLOGY — 1.0%
Broadcom
3.000%, 01/15/22	500,000	506,467
NXP BV
4.125%, 06/01/21 (A)	500,000	513,768

		1,020,235

MATERIALS — 4.0%
BHP Billiton Finance USA
6.250%, VAR USD Swap Semi 30/360 5 Yr Curr+4.971%, 10/19/75 (A)	500,000	516,300
Celanese US Holdings
5.875%, 06/15/21	421,000	444,642
CF Industries
3.400%, 12/01/21 (A)	500,000	508,348
Glencore Funding
2.875%, 04/16/20 (A)	264,000	264,631
Mosaic
3.250%, 11/15/22	500,000	513,056
Packaging Corp of America
3.900%, 06/15/22	480,000	498,756
Teck Resources
4.500%, 01/15/21	756,000	767,255

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
MATERIALS — continued
Vulcan Materials
2.782%, VAR ICE LIBOR USD 3 Month+0.650%, 03/01/21	$195,000	$195,458
2.719%, VAR ICE LIBOR USD 3 Month+0.600%, 06/15/20	300,000	300,274

		4,008,720

REAL ESTATE — 2.5%
American Campus Communities Operating Partnership
3.350%, 10/01/20	470,000	475,020
American Tower
2.800%, 06/01/20	300,000	301,265
Brixmor Operating Partnership
3.875%, 08/15/22	500,000	522,645
Kimco Realty
3.200%, 05/01/21	415,000	421,660
Rayonier
3.750%, 04/01/22	820,000	834,190

		2,554,780

UTILITIES — 7.6%
Dominion Energy
4.104%, 04/01/21	460,000	472,193
DPL
7.250%, 10/15/21	500,000	535,000
DTE Energy
2.250%, 11/01/22	800,000	804,961
Duquesne Light Holdings
6.400%, 09/15/20 (A)	500,000	516,801
5.900%, 12/01/21 (A)	254,000	270,990
Emera US Finance
2.700%, 06/15/21	400,000	403,527
Exelon
3.497%, 06/01/22	480,000	493,944
IPALCO Enterprises
3.450%, 07/15/20	382,000	384,166
LG&E & KU Energy
4.375%, 10/01/21	250,000	259,193
Mississippi Power
2.750%, VAR ICE LIBOR USD 3 Month+0.650%, 03/27/20	430,000	430,162
National Grid North America MTN
2.375%, 09/30/20	250,000	249,986
Pennsylvania Electric
5.200%, 04/01/20	415,000	420,145
PPL Capital Funding
3.500%, 12/01/22	500,000	518,167

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES — continued
SCANA MTN
4.750%, 05/15/21	$275,000	$282,099
4.125%, 02/01/22	545,000	562,523
Sempra Energy
2.501%, VAR ICE LIBOR USD 3 Month+0.500%, 01/15/21	475,000	474,655
WEC Energy Group
3.375%, 06/15/21	500,000	511,190

		7,589,702

Total Corporate Obligations (Cost $53,503,255)		54,020,504

U.S. TREASURY OBLIGATIONS — 24.7%
U.S. Treasury Notes
2.625%, 06/15/21	4,850,000	4,929,760
2.625%, 07/15/21	2,000,000	2,034,766
1.750%, 03/31/22	9,550,000	9,599,988
1.125%, 08/31/21	8,360,000	8,293,054

Total U.S. Treasury Obligations (Cost $24,614,031)		24,857,568

ASSET-BACKED SECURITIES — 15.3%
AASET, Ser 2018-1A, Cl A
3.844%, 01/16/38	409,438	412,213
Axis Equipment Finance Receivables, Ser 2019-1A, Cl A2
2.630%, 06/20/24	500,000	503,771
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
3.526%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/47	327,320	326,786
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/40	674,039	684,113
Drug Royalty III, Ser 2017-1A, Cl A1
4.803%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/27	147,715	148,576
Drug Royalty III 1, Ser 2018-1A, Cl A2
4.270%, 10/15/31	376,067	387,282
Garrison BSL CLO, Ser 2019-1RA, Cl A1R
3.456%, VAR ICE LIBOR USD 3 Month+1.490%, 04/20/29	455,000	455,171

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
GM Financial Automobile Leasing Trust, Ser 2018-2, Cl C
3.500%, 04/20/22	$500,000	$506,096
Halcyon Loan Advisors Funding, Ser 2018-2A, Cl AR
3.020%, VAR ICE LIBOR USD 3 Month+1.080%, 07/25/27	436,728	436,256
Hertz Vehicle Financing II, Ser 2019-1A, Cl B
4.100%, 03/25/23	500,000	516,019
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/26/28	229,015	229,903
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/29	473,136	476,904
Marlette Funding Trust, Ser 2019-3A, Cl B
3.070%, 09/17/29	490,000	491,808
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/28	67,764	67,845
Master Credit Card Trust II, Ser 2018-1A, Cl C
3.737%, 07/21/24	675,000	693,080
Master Credit Card Trust II, Ser 2017-1A, Cl B
2.560%, 07/21/21	410,000	410,140
MMAF Equipment Finance, Ser 2017-AA, Cl A5
2.680%, 07/16/27	230,000	234,488
Monarch Grove CLO, Ser 2018-1A, Cl A1
2.820%, VAR ICE LIBOR USD 3 Month+0.880%, 01/25/28	630,000	625,595
MVW Owner Trust, Ser 2018-1A, Cl C
3.900%, 01/21/36	545,556	562,590
MVW Owner Trust, Ser 2017-1A, Cl B
2.750%, 12/20/34	195,174	195,255
New Residential Mortgage, Ser 2018-FNT2, Cl A
3.790%, 07/25/54	773,354	787,105
OneMain Financial Issuance Trust, Ser 2016-1A, Cl B
4.570%, 02/20/29	565,000	570,582
OneMain Financial Issuance Trust, Ser 2017-1A, Cl A1
2.370%, 09/14/32	312,322	312,446

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2019

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
SCF Equipment Leasing, Ser 2019-1A, Cl B
3.490%, 01/20/26	$900,000	$920,086
Sierra Timeshare Receivables Funding, Ser 2016-3A, Cl A
2.430%, 10/20/33	209,952	209,892
Sofi Consumer Loan Program, Ser 2016-5, Cl B
4.550%, 09/25/28 (C)	485,000	499,193
SoFi Professional Loan Program, Ser 2015-C, Cl B
3.580%, 08/25/36	575,871	585,945
SoFi Professional Loan Program, Ser 2017-F, Cl A1FX
2.050%, 01/25/41	222,099	222,082
STORE Master Funding I, Ser 2015-1A, Cl A1
3.750%, 04/20/45	518,075	528,654
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/58 (C)	390,070	392,969
Trinitas CLO V, Ser 2019-5A, Cl AR
3.330%, VAR ICE LIBOR USD 3 Month+1.390%, 10/25/28	435,000	435,117
VSE VOI Mortgage, Ser 2016-A, Cl A
2.540%, 07/20/33	228,863	228,772
Wellfleet CLO, Ser 2018-2A, Cl A1R
3.106%, VAR ICE LIBOR USD 3 Month+1.140%, 10/20/28	500,000	498,723
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl C
2.920%, 05/15/23	380,000	381,339
Zais CLO 8, Ser 2018-1A, Cl A
2.951%, VAR ICE LIBOR USD 3 Month+0.950%, 04/15/29	477,000	472,900

Total Asset-Backed Securities (Cost $15,280,891)		15,409,696

MORTGAGE-BACKED SECURITIES — 4.9%
CD Mortgage Trust, Ser 2017-CD6, Cl A1
2.168%, 11/13/50	267,128	267,756

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
CFCRE Commercial Mortgage Trust, Ser C2, Cl B
5.741%, 12/15/47 (C)	$220,000	$231,641
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A1
2.065%, 09/15/50	358,686	358,921
COMM Mortgage Trust, Ser 2012-CR1, Cl ASB
3.053%, 05/15/45	152,990	154,500
COMM Mortgage Trust, Ser 2013-CR7, Cl ASB
2.739%, 03/10/46	121,284	122,722
Commercial Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/46	603,749	607,418
Commercial Mortgage Trust, Ser 2013-CCRE10, Cl ASB
3.795%, 08/10/46	768,396	794,637
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/43	9,550	9,606
GS Mortgage Securities Trust, Ser 2013-GCJ12, Cl AAB
2.678%, 06/10/46	354,079	357,004
JP Morgan Mortgage Trust, Ser 2016-5, Cl A1
2.678%, 12/25/46 (C)	563,721	564,081
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.608%, 06/15/43	59,208	59,307
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.903%, 07/25/44 (C)	242,408	242,241
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.820%, 06/25/46 (C)	270,054	270,308
Wells Fargo Commercial Mortgage Trust, Ser 2017-C41, Cl A1
2.279%, 11/15/50	300,037	301,154
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl ASB
2.453%, 12/15/45	541,943	543,886

Total Mortgage-Backed Securities (Cost $4,871,631)		4,885,182

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2019

MUNICIPAL BOND — 0.2%

	Face Amount	Value
New Jersey State, Educational Facilities Authority, Ser G
1.866%, 07/01/20
(Cost $250,000)	$250,000	$250,100

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.1%
FHLMC
6.000%, 01/01/37	1,010	1,116
6.000%, 11/01/37	1,652	1,857
5.500%, 07/01/34	6,093	6,707
4.000%, 03/01/39	9,869	10,550
FHLMC, Ser 2004-2746, Cl BG
5.000%, 02/15/24	57,396	59,923
FNMA
6.000%, 05/01/36	690	792
6.000%, 08/01/36	902	1,034
6.000%, 11/01/37	1,284	1,418
5.500%, 07/01/38	3,553	3,936
GNMA
6.000%, 03/15/32	1,637	1,877
6.000%, 09/15/33	8,787	10,068
6.000%, 09/15/37	2,498	2,866
5.500%, 06/15/38	2,944	3,249
5.000%, 06/15/33	2,240	2,483

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $107,773)		107,876

Total Investments — 99.0% (Cost $98,627,581)		$99,530,926

Percentages based on Net Assets of $100,521,979.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2019 was $8,782,960 and represented 8.7% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR— Variable Rate

The following is a list of the inputs used as of October 31, 2019, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$53,215,886	$804,618	$54,020,504
U.S. Treasury Obligations	—	24,857,568	—	24,857,568
Asset-Backed Securities	—	15,409,696	—	15,409,696
Mortgage-Backed Securities	—	4,885,182	—	4,885,182
Municipal Bond	—	250,100	—	250,100
U.S. Government Agency Mortgage-Backed Obligations	—	107,876	—	107,876

Total Investments in Securities	$—	$98,726,308	$804,618	$99,530,926

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP GROWTH FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.7%#

	Shares	Value
COMMUNICATION SERVICES — 13.8%
Alphabet, Cl A *	2,726	$3,431,489
Charter Communications, Cl A *	2,855	1,335,740
Facebook, Cl A *	17,794	3,410,220
IAC *	2,333	530,174
T-Mobile US *	7,545	623,670
Twitter *	19,643	588,701

		9,919,994

CONSUMER DISCRETIONARY — 13.3%
Alibaba Group Holding ADR *	1,997	352,810
Amazon.com *	1,923	3,416,518
DR Horton	10,103	529,094
eBay	21,714	765,418
Hilton Worldwide Holdings	7,487	725,939
Home Depot	8,321	1,951,941
Lululemon Athletica *	4,697	959,456
Restaurant Brands International	9,129	597,402
Ulta Beauty *	1,489	347,160

		9,645,738

CONSUMER STAPLES — 5.7%
Coca-Cola	32,323	1,759,341
Hershey	4,664	685,002
Kimberly-Clark	4,953	658,155
PepsiCo	2,667	365,832
WD-40	3,581	671,079

		4,139,409

COMMON STOCK — continued

	Shares	Value
ENERGY — 0.3%
Canadian Natural Resources	7,220	$182,088

FINANCIALS — 3.8%
Ameriprise Financial	5,216	787,042
Citigroup	5,620	403,853
MetLife	11,066	517,778
T Rowe Price Group	3,070	355,506
Voya Financial	13,258	715,402

		2,779,581

HEALTH CARE — 12.6%
AmerisourceBergen, Cl A	9,120	778,666
Bruker	12,269	545,971
Centene *	17,996	955,227
Cerner	9,654	647,976
Covetrus *	29,292	290,430
Exact Sciences *	7,648	665,376
Incyte *	10,025	841,298
IQVIA Holdings *	4,554	657,689
Molina Healthcare *	5,592	657,843
Syneos Health, Cl A *	13,450	674,517
Vertex Pharmaceuticals *	5,047	986,588
WellCare Health Plans *	2,718	806,159
Zoetis, Cl A	4,948	632,948

		9,140,688

INDUSTRIALS — 7.1%
Allison Transmission Holdings	8,787	383,201
Arconic	20,758	570,222
Cintas	3,708	996,228
EMCOR Group	9,238	810,265
Generac Holdings *	10,296	994,388
Owens Corning	9,250	566,840
Quanta Services	19,735	829,857

		5,151,001

INFORMATION TECHNOLOGY — 37.2%
Apple	25,505	6,344,624
CDW	7,338	938,603
CyberArk Software *	2,730	277,313
Dell Technologies, Cl C *	14,718	778,435
Keysight Technologies *	5,270	531,796
Lam Research	4,596	1,245,700
Mastercard, Cl A	11,580	3,205,459
Microsoft	41,721	5,981,541
NXP Semiconductors	7,208	819,405
Okta, Cl A *	1,312	143,100
salesforce.com *	9,388	1,469,128
ServiceNow *	3,715	918,571
Teradyne	10,182	623,342
VeriSign *	2,848	541,177
Visa, Cl A	16,059	2,872,313

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP GROWTH FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Zscaler *	2,845	$125,123

		26,815,630

REAL ESTATE — 2.9%
Equinix ‡	1,570	889,845
First Industrial Realty Trust ‡	9,073	382,064
SBA Communications, Cl A ‡	2,800	673,820
WP Carey ‡	1,984	182,647

		2,128,376

Total Common Stock (Cost $61,942,514)		69,902,505

Total Investments — 96.7% (Cost $61,942,514)		$69,902,505

Percentages based on Net Assets of $72,313,700.

*	Non-income producing security.
#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP VALUE FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.9%

	Shares	Value
COMMUNICATION SERVICES — 7.3%
AT&T	16,127	$620,728
Facebook, Cl A *	4,904	939,852
Nexstar Media Group, Cl A	13,200	1,284,228
Verizon Communications	40,341	2,439,420

		5,284,228

CONSUMER DISCRETIONARY — 5.8%
Expedia Group	3,705	506,325
Garmin	10,722	1,005,188
General Motors	31,046	1,153,669
Royal Caribbean Cruises	7,788	847,568
Starbucks	8,021	678,256

		4,191,006

CONSUMER STAPLES — 8.2%
Colgate-Palmolive	17,738	1,216,827
Costco Wholesale	6,502	1,931,809
Flowers Foods	41,297	896,971
General Mills	20,933	1,064,652
Walgreens Boots Alliance	14,387	788,120

		5,898,379

ENERGY — 8.1%
Chevron	18,479	2,146,151
ConocoPhillips	24,460	1,350,192
Exxon Mobil	5,391	364,270
Marathon Petroleum	17,585	1,124,561
Valero Energy	8,981	870,977

		5,856,151

COMMON STOCK — continued

	Shares	Value
FINANCIALS — 20.3%
Ameriprise Financial	6,618	$998,590
Bank of America	79,707	2,492,438
Citizens Financial Group	12,826	450,962
Discover Financial Services	9,797	786,307
Evercore, Cl A	7,863	579,031
Fifth Third Bancorp	27,629	803,451
JPMorgan Chase	26,918	3,362,598
LPL Financial Holdings	14,125	1,141,865
MetLife	22,363	1,046,365
Navient	50,401	694,022
Prudential Financial	12,723	1,159,574
SunTrust Banks	17,092	1,168,067

		14,683,270

HEALTH CARE — 12.6%
Amedisys *	12,602	1,619,608
Encompass Health	19,232	1,231,233
Hill-Rom Holdings	9,162	959,170
ICON *	11,652	1,711,679
Quest Diagnostics	9,252	936,765
Select Medical Holdings *	58,476	1,065,433
Zimmer Biomet Holdings	11,609	1,604,712

		9,128,600

INDUSTRIALS — 9.0%
Cintas	4,151	1,115,249
CSX	9,358	657,587
Cummins	5,098	879,303
ManpowerGroup	13,546	1,231,602
Oshkosh	11,723	1,000,910
Quanta Services	28,447	1,196,196
Triton International	11,793	432,803

		6,513,650

INFORMATION TECHNOLOGY — 7.7%
Cisco Systems	10,743	510,400
Lam Research	5,922	1,605,099
Microsoft	9,305	1,334,058
NXP Semiconductors	8,946	1,016,981
Visa, Cl A	6,383	1,141,663

		5,608,201

MATERIALS — 2.9%
Huntsman	52,854	1,169,659
Steel Dynamics	29,813	905,123

		2,074,782

REAL ESTATE — 5.2%
Lamar Advertising, Cl A ‡	13,666	1,093,417
MGM Growth Properties, Cl A ‡	29,880	932,555
RLJ Lodging Trust ‡	38,886	638,119
Ryman Hospitality Properties ‡	13,299	1,119,377

		3,783,468

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP VALUE FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
UTILITIES — 8.8%
Entergy	12,959	$1,574,259
Exelon	20,723	942,689
FirstEnergy	28,727	1,388,089
Fortis	20,307	844,162
Southern	25,256	1,582,541

		6,331,740

Total Common Stock (Cost $60,186,626)		69,353,475

Total Investments — 95.9% (Cost $60,186,626)		$69,353,475

Percentages based on Net Assets of $72,320,406.

‡	Real Estate Investment Trust
*	Non-income producing security.

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
SMALL CAP FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.8%

	Shares	Value
COMMUNICATION SERVICES — 2.1%
Cargurus, Cl A *	19,160	$643,584
Marcus	22,297	804,922
Sinclair Broadcast Group, Cl A	11,095	442,025

		1,890,531

CONSUMER DISCRETIONARY — 9.5%
Aaron’s	8,840	662,381
American Axle & Manufacturing Holdings *	61,965	518,027
America’s Car-Mart *	6,650	605,084
Boot Barn Holdings *	22,828	800,121
Callaway Golf	30,035	607,308
Career Education *	26,181	370,723
Deckers Outdoor *	3,920	599,368
Johnson Outdoors, Cl A	7,575	443,516
Lithia Motors, Cl A	6,168	971,336
Malibu Boats, Cl A *	33,055	1,078,254
RH *	3,658	664,659
Rocky Brands	16,520	459,421
YETI Holdings *	21,921	730,189

		8,510,387

CONSUMER STAPLES — 3.2%
Darling Ingredients *	32,010	617,793
elf Beauty *	38,057	639,358
Performance Food Group *	18,953	807,587
WD-40	4,202	787,455

		2,852,193

COMMON STOCK — continued

	Shares	Value
ENERGY — 3.0%
Delek US Holdings	40,366	$1,612,622
Solaris Oilfield Infrastructure, Cl A	38,930	414,215
Talos Energy *	28,500	613,605

		2,640,442

FINANCIALS — 16.8%
Ashford *	300	7,173
Cathay General Bancorp	20,425	726,517
CNO Financial Group	39,735	621,853
Ellington Financial	38,680	712,486
Essent Group	27,997	1,458,364
Evercore, Cl A	6,145	452,518
First Bancorp	18,835	711,021
First Horizon National	43,140	688,946
First Merchants	17,304	684,373
FirstCash	9,180	774,700
Flagstar Bancorp	24,255	881,427
Hancock Whitney	18,180	709,020
Hilltop Holdings	29,530	689,821
Houlihan Lokey, Cl A	13,750	649,824
IBERIABANK	9,870	724,359
OFG Bancorp	62,567	1,270,736
QCR Holdings	17,320	702,846
TCF Financial	16,980	672,238
United Community Banks	29,650	895,727
Washington Federal	26,390	962,179

		14,996,128

HEALTH CARE — 15.5%
Allscripts Healthcare Solutions *	52,715	576,702
AMN Healthcare Services *	12,120	712,172
AngioDynamics *	32,050	490,365
Coherus Biosciences *	24,359	423,116
Emergent BioSolutions *	21,755	1,243,516
Ensign Group	15,959	674,268
Fate Therapeutics *	25,410	379,880
FibroGen *	12,553	491,450
Heron Therapeutics *	27,225	578,531
Invitae *	24,490	394,534
NuVasive *	14,785	1,042,934
Oxford Immunotec Global *	46,975	728,582
Pennant Group *	7,979	143,542
Portola Pharmaceuticals *	18,542	536,049
Premier, Cl A *	17,518	570,736
PTC Therapeutics *	14,075	575,527
Radius Health *	23,136	657,988
Repligen *	7,808	620,658
Supernus Pharmaceuticals *	25,660	713,091
Syneos Health, Cl A *	26,643	1,336,146
Veracyte *	23,338	535,140
Vericel *	25,304	401,574

		13,826,501

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
SMALL CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — 16.7%
Atkore International Group *	25,090	$870,623
Casella Waste Systems, Cl A *	31,275	1,363,278
Columbus McKinnon	19,474	730,664
Foundation Building Materials *	32,800	609,752
Great Lakes Dredge & Dock *	45,400	488,050
H&E Equipment Services	23,135	785,201
Harsco *	30,800	624,316
Herc Holdings *	16,096	712,409
Knoll	46,291	1,237,821
MasTec *	12,309	774,728
McGrath RentCorp	11,595	884,814
Mesa Air Group *	58,370	444,779
Navistar International *	16,470	515,182
Quanta Services	16,290	684,995
Rexnord *	28,444	804,681
SkyWest	12,304	732,704
Sterling Construction *	38,060	618,285
Timken	14,963	733,187
TriNet Group *	9,804	519,514
Triton International	19,715	723,541

		14,858,524

INFORMATION TECHNOLOGY — 15.9%
CACI International, Cl A *	5,150	1,152,313
Cirrus Logic *	8,770	596,009
CyberArk Software *	6,208	630,609
Envestnet *	11,307	706,574
Everbridge *	9,299	646,373
Extreme Networks *	163,435	1,052,521
Five9 *	14,081	781,636
FormFactor *	21,150	461,705
Harmonic *	180,303	1,402,758
Itron *	18,955	1,445,508
Onto Innovation *	33,889	1,091,225
Paylocity Holding *	3,396	348,430
Perficient *	17,740	695,408
Rapid7 *	15,095	756,109
SPS Commerce *	15,026	792,921
SunPower, Cl A *	34,339	300,810
Upland Software *	17,818	667,819
Vishay Precision Group *	18,118	616,918

		14,145,646

MATERIALS — 1.9%
Advanced Emissions Solutions	36,710	507,699
Allegheny Technologies *	24,585	516,531
Ingevity *	8,404	707,701

		1,731,931

REAL ESTATE — 8.0%
Agree Realty ‡	9,910	780,611

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Armada Hoffler Properties ‡	46,350	$868,599
Braemar Hotels & Resorts ‡	63,825	589,105
CareTrust ‡	39,512	957,770
First Industrial Realty Trust ‡	15,500	652,705
National Storage Affiliates Trust ‡	20,275	692,797
Preferred Apartment Communities, Cl A ‡	47,188	675,732
QTS Realty Trust, Cl A ‡	20,148	1,079,731
STAG Industrial ‡	28,323	879,146

		7,176,196

UTILITIES — 3.2%
Portland General Electric	18,095	1,029,244
Southwest Gas Holdings	10,924	953,665
Unitil	14,200	884,234

		2,867,143

Total Common Stock (Cost $79,631,333)		85,495,622

Total Investments — 95.8% (Cost $79,631,333)		$85,495,622

Percentages based on Net Assets of $89,204,281.

*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.7%

	Shares	Value
AUSTRALIA — 4.6%
Altium	48,700	$1,080,327
Cochlear	9,100	1,327,010
Macquarie Group	14,500	1,338,610

		3,745,947

AUSTRIA — 1.8%
OMV	25,100	1,464,647

BELGIUM — 1.3%
Solvay	9,500	1,033,046

BRAZIL — 4.1%
Centrais Eletricas Brasileiras	100,000	989,902
Petrobras Distribuidora	150,000	1,062,212
YDUQS Part	131,660	1,284,591

		3,336,705

CANADA — 7.0%
Bank of Montreal	17,560	1,299,902
Canadian National Railway	10,000	894,389
George Weston	13,850	1,108,862
Magna International	21,679	1,165,672
Manulife Financial	69,000	1,285,073

		5,753,898

CHINA — 4.0%
Alibaba Group Holding ADR *	11,800	2,084,706
CNOOC ADR	8,100	1,203,174

		3,287,880

COMMON STOCK — continued

	Shares	Value
DENMARK — 2.5%
GN Store Nord	21,000	$922,912
Pandora	22,300	1,096,557

		2,019,469

FINLAND — 1.3%
Neste	30,680	1,107,275

FRANCE — 6.1%
Bouygues	30,390	1,287,970
Kering	2,300	1,308,761
Peugeot	44,000	1,113,961
Publicis Groupe	17,500	752,409
Ubisoft Entertainment *	8,400	495,969

		4,959,070

GERMANY — 0.9%
TAG Immobilien	30,000	728,737

HONG KONG — 6.9%
China Construction Bank, Cl H	1,400,000	1,127,368
China Mobile	103,000	838,622
CSPC Pharmaceutical Group	496,510	1,276,766
Ping An Insurance Group of China, Cl H	120,000	1,389,749
Sun Hung Kai Properties	65,900	999,944

		5,632,449

INDONESIA — 1.2%
Bank Negara Indonesia Persero	1,807,000	988,012

ITALY — 4.5%
DiaSorin	9,900	1,115,188
Enel	167,500	1,296,480
Recordati	30,000	1,260,400

		3,672,068

JAPAN — 14.6%
Daiwa House Industry	36,400	1,258,950
Hitachi	39,020	1,470,251
Hoya	15,410	1,370,333
ITOCHU	75,000	1,577,229
Mizuho Financial Group	1,000,000	1,563,108
Morinaga	33,000	1,634,874
Nippon Telegraph & Telephone	29,000	1,443,689
ORIX	101,000	1,596,041

		11,914,475

MEXICO — 1.2%
Industrias Bachoco	221,087	993,923

NETHERLANDS — 4.2%
Koninklijke Ahold Delhaize	44,350	1,104,274
NN Group	32,500	1,238,568
Signify	37,000	1,082,822

		3,425,664

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
NORWAY — 1.6%
DNB	70,520	$1,281,394

POLAND — 1.3%
Asseco Poland	79,620	1,069,061

SINGAPORE — 1.5%
United Overseas Bank	62,640	1,235,349

SOUTH KOREA — 5.6%
Hyundai Motor	9,800	1,027,633
POSCO ADR	18,000	808,380
Samsung Electronics	39,000	1,689,459
Shinhan Financial Group ADR	28,394	1,024,739

		4,550,211

SPAIN — 3.1%
ACS Actividades de Construccion y Servicios	30,800	1,250,041
Repsol	80,437	1,318,757

		2,568,798

SWITZERLAND — 6.7%
Logitech International	27,900	1,141,454
Nestle	19,800	2,113,873
Partners Group Holding	1,300	1,013,644
Temenos	8,700	1,241,282

		5,510,253

TURKEY — 1.3%
Turkcell Iletisim Hizmetleri	472,000	1,037,744

UNITED KINGDOM — 10.3%
3i Group PLC	88,000	1,285,820
Anglo American PLC	60,500	1,552,957
Compass Group PLC	50,700	1,350,266
Legal & General Group PLC	298,000	1,017,923
Next PLC	12,020	1,024,827
Rightmove PLC	174,220	1,350,900
Tate & Lyle PLC	108,000	941,515

		8,524,208

Total Common Stock (Cost $72,844,652)		79,840,283

Total Investments — 97.7% (Cost $72,844,652)		$79,840,283

Percentages are based on Net Assets of $81,704,118.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
GLOBAL REAL ESTATE FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 87.2%#

	Shares	Value
COMMUNICATION SERVICES — 1.4%
Cellnex Telecom	15,798	$681,170

CONSUMER DISCRETIONARY — 3.7%
Cairn Homes	248,648	322,242
Glenveagh Properties *	1,328,597	1,167,646
McCarthy & Stone	175,063	332,216

		1,822,104

FINANCIALS — 0.3%
Ellington Financial	9,130	168,175

INFORMATION TECHNOLOGY — 8.3%
InterXion Holding *	24,727	2,181,416
NEXTDC *	429,970	1,899,925

		4,081,341

REAL ESTATE — 73.5%
Acadia Realty Trust ‡	6,431	179,939
Aeon Mall	6,700	107,706
Alexandria Real Estate Equities ‡	4,707	747,236
American Tower ‡	12,100	2,638,769
Americold Realty Trust ‡	20,684	829,222
CatchMark Timber Trust, Cl A ‡	90,174	1,034,296
CK Asset Holdings	225,500	1,574,136
COIMA RES ‡	56,400	573,674
Colony Capital ‡	420,400	2,354,240
CoreCivic ‡	35,832	546,796
Corporate Office Properties Trust ‡	17,400	515,736
CyrusOne ‡	5,972	425,684
Deutsche Wohnen	72,801	2,737,893

COMMON STOCK — continued

	Shares/ Number of Rights	Value
REAL ESTATE — continued
Dexus ‡	146,390	$1,207,942
Empiric Student Property ‡	41,833	50,937
Equinix ‡	810	459,092
Equity LifeStyle Properties ‡	23,348	1,632,959
ESR Cayman *	213,813	458,408
Gecina ‡	4,140	710,147
GEO Group ‡	66,500	1,012,130
Grainger	160,972	535,468
Great Portland Estates ‡	8,367	85,362
Hang Lung Properties	44,000	96,917
Hansteen Holdings ‡	24,758	32,968
Hongkong Land Holdings	231,800	1,274,900
Instone Real Estate Group *	25,047	586,633
Jernigan Capital ‡	57,576	1,093,368
Kennedy-Wilson Holdings	40,480	931,445
Killam Apartment Real Estate Investment Trust ‡	19,841	293,902
LEG Immobilien	10,056	1,154,070
Liberty Property Trust ‡	12,918	763,066
Link ‡	226,509	2,470,051
Mapletree Commercial Trust ‡	437,373	749,075
Mapletree Logistics Trust ‡	333,403	411,715
Mitsubishi Estate	11,463	223,708
Mitsui Fudosan	47,309	1,218,320
New Senior Investment Group ‡	20,300	142,912
Physicians Realty Trust ‡	44,588	832,458
Prologis ‡	9,314	817,397
VICI Properties ‡	18,199	428,586
Welltower ‡	11,860	1,075,583
WPT Industrial Real Estate Investment Trust ‡	73,021	990,895

		36,005,741

Total Common Stock (Cost $41,464,801)		42,758,531

RIGHTS — 0.0%
Mapletree Commercial Trust, 11/11/19 *
(Cost $–)	31,053	2,054

Total Investments— 87.2% (Cost $41,464,801)		$42,760,585

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
GLOBAL REAL ESTATE FUND
OCTOBER 31, 2019

Percentages are based on Net Assets of $49,010,381.

*	Non-income producing security.
‡	Real Estate Investment Trust.
#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

The following is a list of the inputs used as of October 31, 2019, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$42,758,531	$—	$—	$42,758,531
Rights	—	2,054	—	2,054

Total Investments in Securities	$42,758,531	$2,054	$—	$42,760,585

For the period ended October 31, 2019, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Core Bond Fund	Limited Duration Fund	Large Cap Growth Fund
Assets:
Cost of securities	$88,377,113	$98,627,581	$61,942,514

Investments in securities at value	$91,910,817	$99,530,926	$69,902,505
Cash	424,225	1,232,687	1,602,050
Dividends and Interest receivable	568,715	587,284	11,563
Receivable for capital shares sold	42,010	18,734	14,877
Receivable due from Investment Adviser	231	—	—
Receivable for investment securities sold	—	—	1,245,210
Prepaid expenses	7,077	6,523	4,488

Total Assets	92,953,075	101,376,154	72,780,693

Liabilities:
Payable for investment securities purchased	286,070	798,808	400,046
Payable due to administrator	11,790	12,857	9,061
Chief Compliance Officer fees payable	1,214	1,322	898
Payable for capital shares redeemed	667	73	2,423
Shareholder servicing fees payable (Class S Shares)	312	–	442
Shareholder servicing fees payable (Investor Shares)	16	16	15
Payable due to trustees	102	111	76
Investment Adviser fees payable	—	1,925	24,010
Distribution fees payable (Investor Shares)	–	140	–
Accrued expenses	38,728	38,923	30,022

Total Liabilities	338,899	854,175	466,993

Net Assets	$92,614,176	$100,521,979	$72,313,700

Net Assets:
Paid-in Capital	$89,443,197	$100,296,061	$60,815,882
Total Distributable Earnings	3,170,979	225,918	11,497,818

Net Assets	$92,614,176	$100,521,979	$72,313,700

I Shares:
Net Assets	$91,451,407	$100,482,178	$71,181,910
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	8,847,025	10,044,914	5,522,067
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.34	$10.00	$12.89
Class S Shares:
Net Assets	$1,128,024	$13,621	$1,072,732
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	109,221	1,362	83,353
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.33	$10.00	$12.87
Investor Shares:
Net Assets	$34,745	$26,180	$59,058
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	3,365	2,619	4,610
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.33	$10.00	$12.81

*  Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Large Cap Value Fund	Small Cap Fund	International Equity Fund	Global Real Estate Fund
Assets:
Cost of securities	$60,186,626	$79,631,333	$72,844,652	$41,464,801

Investments in securities at value	$69,353,475	$85,495,622	$79,840,283	$42,760,585
Cash	3,468,606	3,394,039	1,552,365	8,023,035
Foreign currency (Cost $–, $–, $4,698 and $193,961, respectively)	—	—	4,765	193,961
Receivable for investment securities sold	2,814,767	371,621	422,886	603,963
Dividends and Interest receivable	71,480	9,893	239,884	51,297
Receivable for capital shares sold	14,473	18,949	10,523	—
Tax reclaim receivable	4,366	—	114,714	—
Receivable due from Investment Adviser	—	—	—	4,340
Deferred offering cost (See Note 2)	—	—	—	52,569
Unrealized Appreciation on Spot Contracts	—	—	2,970	636
Receivable from affiliates	—	—	—	8,700
Prepaid expenses	8,594	4,862	6,915	—

Total Assets	75,735,761	89,294,986	82,195,305	51,699,086

Liabilities:
Payable for investment securities purchased	3,350,171	–	403,136	2,619,076
Investment Adviser fees payable	23,084	41,570	40,601	—
Payable due to administrator	9,061	11,135	10,200	5,965
Payable for capital shares redeemed	2,858	5,154	592	—
Chief Compliance Officer fees payable	900	1,105	1,015	621
Payable due to trustees	76	93	85	52
Distribution fees payable (Investor Shares)	66	82	36	–
Shareholder servicing fees payable (Class S Shares)	22	60	74	–
Shareholder servicing fees payable (Investor Shares)	15	16	12	–
Accrued expenses	29,102	31,490	35,436	62,991

Total Liabilities	3,415,355	90,705	491,187	2,688,705

Net Assets	$72,320,406	$89,204,281	$81,704,118	$49,010,381

Net Assets:
Paid-in Capital	$61,750,247	$85,126,422	$75,582,325	$47,450,808
Total Distributable Earnings	10,570,159	4,077,859	6,121,793	1,559,573

Net Assets	$72,320,406	$89,204,281	$81,704,118	$49,010,381

I Shares:
Net Assets	$71,968,074	$88,944,346	$81,516,865	$49,010,381
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	5,696,218	8,475,282	7,275,930	4,745,081
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$12.63	$10.49	$11.20	$10.33
Class S Shares:
Net Assets	$288,048	$230,534	$157,446	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	22,804	22,024	14,077	N/A
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$12.63	$10.47	$11.18	N/A
Investor Shares:
Net Assets	$64,284	$29,401	$29,807	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	5,092	2,821	2,663	N/A
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$12.62	$10.42	$11.19	N/A

*  Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

	Core Bond Fund	Limited Duration Fund	Large Cap Growth Fund
Investment Income
Dividends	$–	$–	$596,933
Interest	3,050,387	2,885,719	28,423
Less: Foreign Taxes Withheld	–	–	(3,265)

Total Investment Income	3,050,387	2,885,719	622,091

Expenses
Investment Advisory Fees	343,789	387,127	390,313
Administration Fees	152,378	171,886	115,125
Trustees’ Fees	9,684	11,203	7,473
Chief Compliance Officer Fees	3,972	4,352	3,094
Shareholder Servicing Fees (Class S Shares)	1,030	12	991
Distribution Fees (Investor Shares)	109	165	233
Transfer Agent Fees	72,382	74,242	68,680
Legal Fees	31,899	36,161	24,263
Pricing Fees	29,404	28,974	1,777
Registration & Filing Fees	26,746	25,979	25,441
Audit Fees	26,600	26,600	24,400
Printing Fees	18,452	19,030	14,410
Custodian Fees	2,967	3,351	3,827
Other Expenses	6,524	6,958	5,314

Total Expenses	725,936	796,040	685,341

Less:
Investment Advisory Fees Waiver	(296,098)	(311,945)	(99,769)

Net Expenses	429,838	484,095	585,572

Net Investment Income	2,620,549	2,401,624	36,519

Net Realized Gain (Loss) on Investments	268,045	(4,927)	3,598,089
Net Change in Unrealized Appreciation on Investments	6,499,015	2,116,975	3,085,861

Net Gain on Investments	6,767,060	2,112,048	6,683,950

Net Increase in Net Assets from Operations	$9,387,609	$4,513,672	$6,720,469

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
FOR THE YEAR OR PERIOD ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

	Large Cap Value Fund	Small Cap Fund	International Equity Fund	Global Real Estate Fund(1)
Investment Income
Dividends	$1,577,683	$688,576	$2,517,482	$38,914
Interest	47,856	37,480	37,764	25,574
Less: Foreign Taxes Withheld	–	(2,796)	(288,708)	(770)

Total Investment Income	1,625,539	723,260	2,266,538	63,718

Expenses
Investment Advisory Fees	380,582	607,391	673,325	33,655
Administration Fees	112,255	148,575	132,542	5,965
Trustees’ Fees	7,174	9,813	8,586	52
Chief Compliance Officer Fees	3,043	3,814	3,474	621
Distribution Fees (Investor Shares)	292	156	63	–
Shareholder Servicing Fees (Class S Shares)	237	306	156	–
Transfer Agent Fees	68,712	72,150	70,356	2,100
Registration & Filing Fees	26,268	26,689	26,595	2,099
Audit Fees	24,400	24,400	24,400	24,400
Legal Fees	23,424	31,181	27,464	167
Printing Fees	15,536	21,005	15,975	1,882
Custodian Fees	2,620	3,276	18,794	694
Pricing Fees	1,702	2,488	7,078	500
Offering Costs (See Note 2)	–	–	–	4,931
Other Expenses	5,237	6,366	5,931	523

Total Expenses	671,482	957,610	1,014,739	77,589

Less:
Investment Advisory Fees Waiver	(100,569)	(77,909)	(191,742)	(33,655)
Reimbursement from Adviser	–	–	–	(4,340)

Net Expenses	570,913	879,701	822,997	39,594

Net Investment Income (Loss)	1,054,626	(156,441)	1,443,541	24,124

Net Realized Gain (Loss) on Investments	1,398,965	(1,569,094)	(748,709)	247,859
Net Realized Loss on Foreign Currency Transactions	–	–	(38,738)	(8,280)
Net Change in Unrealized Appreciation on Investments	4,606,631	5,387,838	4,776,738	1,295,784
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	(92)	86

Net Gain on Investments and Foreign Currency Transactions	6,005,596	3,818,744	3,989,199	1,535,449

Net Increase in Net Assets from Operations	$7,060,222	$3,662,303	$5,432,740	$1,559,573

(1) Commenced operations September 30, 2019.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$2,620,549	$2,122,287
Net Realized Gain (Loss) on Investments	268,045	(589,210)
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,499,015	(3,142,304)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,387,609	(1,609,227)

Distributions:
I Shares^	(2,641,021)	(2,121,294)
Class S Shares	(31,188)	(22,787)
Investor Shares	(1,301)	(1,511)

Total Distributions	(2,673,510)	(2,145,592)

Capital Share Transactions:
I Shares^
Issued	10,690,815	13,813,889
Reinvestment of Dividends	2,624,336	2,111,285
Redeemed	(6,761,944)	(1,514,023)

Net Increase in Net Assets from I Shares^ Transactions	6,553,207	14,411,151

Class S Shares
Issued	150,761	1,304,569
Reinvestment of Dividends	31,188	22,786
Redeemed	(183,216)	(243,319)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(1,267)	1,084,036

Investor Shares
Issued	9,853	35,065
Reinvestment of Dividends	1,301	1,511
Redeemed	(31,949)	(15,022)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(20,795)	21,554

Net Increase in Net Assets from Capital Share Transactions	6,531,145	15,516,741

Total Increase in Net Assets	13,245,244	11,761,922
Net Assets:
Beginning of Year	79,368,932	67,607,010

End of Year	$92,614,176	$79,368,932

Share Transactions:
I Shares^
Issued	1,063,383	1,396,206
Reinvestment of Dividends	262,875	216,321
Redeemed	(671,312)	(155,059)

Total Increase in I Shares^	654,946	1,457,468

Class S Shares
Issued	15,009	131,490
Reinvestment of Dividends	3,126	2,351
Redeemed	(18,851)	(24,999)

Total Increase (Decrease) in Class S Shares	(716)	108,842

Investor Shares
Issued	962	3,582
Reinvestment of Dividends	131	155
Redeemed	(3,188)	(1,562)

Total Increase (Decrease) in Investor Shares	(2,095)	2,175

Net Increase in Shares Outstanding	652,135	1,568,485

^  Effective March 1, 2018, Institutional Shares were renamed as I Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND#

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$2,401,624	$2,067,371
Net Realized Loss on Investments	(4,927)	(583,326)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,116,975	(1,053,041)

Net Increase in Net Assets Resulting from Operations	4,513,672	431,004

Distributions:
I Shares^	(2,437,577)	(2,060,718)
Class S Shares	(303)	(220)
Investor Shares	(1,630)	(1,614)

Total Distributions	(2,439,510)	(2,062,552)

Capital Share Transactions:
I Shares^
Issued	8,038,356	22,554,511
Reinvestment of Dividends	2,419,555	2,047,912
Redeemed	(6,441,007)	(12,362,017)

Net Increase in Net Assets from I Shares^ Transactions	4,016,904	12,240,406

Class S Shares
Issued	3,382	1,055
Reinvestment of Dividends	303	219
Redeemed	(1,786)	(49)

Net Increase in Net Assets from Class S Shares Transactions	1,899	1,225

Investor Shares
Issued	3,159	18,565
Reinvestment of Dividends	1,630	1,614
Redeemed	(67,217)	(5,069)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(62,428)	15,110

Net Increase in Net Assets from Capital Share Transactions	3,956,375	12,256,741

Total Increase in Net Assets	6,030,537	10,625,193
Net Assets:
Beginning of Year	94,491,442	83,866,249

End of Year	$100,521,979	$94,491,442

Share Transactions:
I Shares^
Issued	809,170	2,278,122
Reinvestment of Dividends	244,578	208,566
Redeemed	(649,368)	(1,260,090)

Total Increase in I Shares^	404,380	1,226,598

Class S Shares
Issued	340	108
Reinvestment of Dividends	31	22
Redeemed	(179)	(5)

Total Increase in Class S Shares	192	125

Investor Shares
Issued	317	1,882
Reinvestment of Dividends	165	165
Redeemed	(6,760)	(518)

Total Increase (Decrease) in Investor Shares	(6,278)	1,529

Net Increase in Shares Outstanding	398,294	1,228,252

#  Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.

^  Effective March 1, 2018, Institutional Shares were renamed as I Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$36,519	$23,119
Net Realized Gain on Investments	3,598,089	6,636,546
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,085,861	(2,667,510)

Net Increase in Net Assets Resulting from Operations	6,720,469	3,992,155

Distributions:
I Shares^	(6,487,963)	(428,144)
Class S Shares	(101,842)	(224)
Investor Shares	(12,593)	(258)

Total Distributions	(6,602,398)	(428,626)

Capital Share Transactions:
I Shares^
Issued	8,376,709	9,828,754
Reinvestment of Dividends	6,437,696	427,503
Redeemed	(2,767,504)	(1,779,820)

Net Increase in Net Assets from I Shares ^Transactions	12,046,901	8,476,437

Class S Shares
Issued	166,075	1,055,654
Reinvestment of Dividends	101,844	223
Redeemed	(124,100)	(112,717)

Net Increase in Net Assets from Class S Shares Transactions	143,819	943,160

Investor Shares
Issued	84,596	33,088
Reinvestment of Dividends	12,592	258
Redeemed	(95,802)	(13,260)

Net Increase in Net Assets from Investor Shares Transactions	1,386	20,086

Net Increase in Net Assets from Capital Share Transactions	12,192,106	9,439,683

Total Increase in Net Assets	12,310,177	13,003,212
Net Assets:
Beginning of Year	60,003,523	47,000,311

End of Year	$72,313,700	$60,003,523

Share Transactions:
I Shares^
Issued	662,123	753,001
Reinvestment of Dividends	618,627	33,500
Redeemed	(218,476)	(129,251)

Total Increase in I Shares^	1,062,274	657,250

Class S Shares
Issued	13,436	77,475
Reinvestment of Dividends	9,810	17
Redeemed	(10,019)	(8,364)

Total Increase in Class S Shares	13,227	69,128

Investor Shares
Issued	6,580	2,521
Reinvestment of Dividends	1,218	21
Redeemed	(7,520)	(906)

Total Increase in Investor Shares	278	1,636

Net Increase in Shares Outstanding	1,075,779	728,014

^ Effective March 1, 2018, Institutional Shares were renamed as I Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$1,054,626	$811,610
Net Realized Gain on Investments	1,398,965	1,334,075
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,606,631	(1,073,680)

Net Increase in Net Assets Resulting from Operations	7,060,222	1,072,005

Distributions:
I Shares^	(2,050,394)	(1,513,966)
Class S Shares	(7,487)	(2,595)
Investor Shares	(4,019)	(1,255)

Total Distributions	(2,061,900)	(1,517,816)

Capital Share Transactions:
I Shares^
Issued	12,017,536	11,645,659
Reinvestment of Dividends	2,031,192	1,507,210
Redeemed	(3,898,292)	(2,248,802)

Net Increase in Net Assets from I Shares^ Transactions	10,150,436	10,904,067

Class S Shares
Issued	62,096	242,393
Reinvestment of Dividends	7,488	2,595
Redeemed	(12,890)	(27,647)

Net Increase in Net Assets from Class S Shares Transactions	56,694	217,341

Investor Shares
Issued	116,582	48,462
Reinvestment of Dividends	4,019	1,255
Redeemed	(128,336)	(22,260)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(7,735)	27,457

Net Increase in Net Assets from Capital Share Transactions	10,199,395	11,148,865

Total Increase in Net Assets	15,197,717	10,703,054
Net Assets:
Beginning of Year	57,122,689	46,419,635

End of Year	$72,320,406	$57,122,689

Share Transactions:
I Shares^
Issued	990,665	955,231
Reinvestment of Dividends	182,497	124,022
Redeemed	(320,272)	(182,957)

Total Increase in I Shares^	852,890	896,296

Class S Shares
Issued	5,133	19,145
Reinvestment of Dividends	672	213
Redeemed	(1,122)	(2,327)

Total Increase in Class S Shares	4,683	17,031

Investor Shares
Issued	10,122	3,977
Reinvestment of Dividends	365	103
Redeemed	(10,443)	(1,820)

Total Increase in Investor Shares	44	2,260

Net Increase in Shares Outstanding	857,617	915,587

^ Effective March 1, 2018, Institutional Shares were renamed as I Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
SMALL CAP FUND#

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Loss	$(156,441)	$(83,816)
Net Realized Gain (Loss) on Investments	(1,569,094)	8,280,325
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,387,838	(10,795,345)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,662,303	(2,598,836)

Distributions:
I Shares^	(8,194,001)	(3,723,586)
Class S Shares	(37,560)	(9,546)
Investor Shares	(8,088)	(3,753)

Total Distributions	(8,239,649)	(3,736,885)

Return of Capital:
I Shares^	(74,054)	—
Class S Shares	(96)	—
Investor Shares	—	—

Total Return of Capital	(74,150)	—

Capital Share Transactions:
I Shares^
Issued	7,062,824	8,111,512
Reinvestment of Dividends	8,245,714	3,722,025
Redeemed	(1,768,982)	(1,689,953)

Net Increase in Net Assets from I Shares^ Transactions	13,539,556	10,143,584

Class S Shares
Issued	127,316	147,324
Reinvestment of Dividends	34,025	9,545
Redeemed	(234,055)	(10,106)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(72,714)	146,763

Investor Shares
Issued	7,493	10,804
Reinvestment of Dividends	8,088	3,754
Redeemed	(62,792)	(6,069)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(47,211)	8,489

Net Increase in Net Assets from Capital Share Transactions	13,419,631	10,298,836

Total Increase in Net Assets	8,768,135	3,963,115
Net Assets:
Beginning of Year	80,436,146	76,473,031

End of Year	$89,204,281	$80,436,146

Share Transactions:
I Shares^
Issued	677,485	658,127
Reinvestment of Dividends	941,668	307,834
Redeemed	(167,942)	(138,437)

Total Increase in I Shares^	1,451,211	827,524

Class S Shares
Issued	12,266	11,982
Reinvestment of Dividends	3,897	790
Redeemed	(22,272)	(816)

Total Increase (Decrease) in Class S Shares	(6,109)	11,956

Investor Shares
Issued	736	895
Reinvestment of Dividends	930	311
Redeemed	(5,907)	(484)

Total Increase (Decrease) in Investor Shares	(4,241)	722

Net Increase in Shares Outstanding	1,440,861	840,202

# Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.

^ Effective March 1, 2018, Institutional Shares were renamed as I Shares.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$1,443,541	$1,308,606
Net Realized Gain (Loss) on Investments	(748,709)	2,983,697
Net Realized Loss on Foreign Currency Transactions	(38,738)	(31,310)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,776,738	(8,989,867)
Net Change in Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(92)	(6,330)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,432,740	(4,735,204)

Distributions
I Shares^	(3,098,273)	(1,377,454)
Class S Shares	(6,333)	(1,594)
Investor Shares	(1,020)	(551)

Total Distributions	(3,105,626)	(1,379,599)

Capital Share Transactions:
I Shares^
Issued	11,162,542	10,424,018
Reinvestment of Dividends	3,091,800	1,373,960
Redeemed	(2,198,656)	(1,461,782)

Net Increase in Net Assets from I Shares^ Transactions	12,055,686	10,336,196

Class S Shares
Issued	17,404	158,532
Reinvestment of Dividends	6,333	1,594
Redeemed	(19,897)	(27,581)

Net Increase in Net Assets from Class S Shares Transactions	3,840	132,545

Investor Shares
Issued	7,713	8,940
Reinvestment of Dividends	1,020	551
Redeemed	(5,786)	(5,791)

Net Increase in Net Assets from Investor Shares Transactions	2,947	3,700

Net Increase in Net Assets from Capital Share Transactions	12,062,473	10,472,441

Total Increase in Net Assets	14,389,587	4,357,638
Net Assets:
Beginning of Year	67,314,531	62,956,893

End of Year	$81,704,118	$67,314,531

Share Transactions:
I Shares^
Issued	991,414	863,648
Reinvestment of Dividends	294,928	116,366
Redeemed	(199,087)	(121,513)

Total Increase in I Shares^	1,087,255	858,501

Class S Shares
Issued	1,554	13,673
Reinvestment of Dividends	607	135
Redeemed	(1,806)	(2,361)

Total Increase in Class S Shares	355	11,447

Investor Shares
Issued	712	731
Reinvestment of Dividends	98	47
Redeemed	(519)	(490)

Total Increase in Investor Shares	291	288

Net Increase in Shares Outstanding	1,087,901	870,236

^  Effective March 1, 2018, Institutional Shares were renamed as I Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
GLOBAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended October 31, 2019(1)
Operations:
Net Investment Income	$24,124
Net Realized Gain on Investments	247,859
Net Realized Loss on Foreign Currency Transactions	(8,280)
Net Unrealized Appreciation on Investments	1,295,784
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	86

Net Increase in Net Assets Resulting from Operations	1,559,573

Distributions
I Shares	—

Total Distributions	—

Capital Share Transactions:
I Shares
Issued	47,450,808

Net Increase in Net Assets from Capital Share Transactions	47,450,808

Total Increase in Net Assets	49,010,381
Net Assets:
Beginning of Period	—

End of Period	$49,010,381

Share Transactions:
I Shares
Issued	4,745,081

Net Increase in Shares Outstanding	4,745,081

(1)	Commenced operations September 30, 2019.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †

Core Bond Fund
I Shares^
2019	$9.55	$0.30	$0.80	$1.10		$(0.31)	$–	$–	$(0.31)	$10.34	11.68%	$91,451	0.50%	0.84%	3.05%	47%
2018	$10.03	$0.27	$(0.48)	$(0.21)		$(0.27)	$–	$–	$(0.27)	$9.55	(2.08)%	$78,267	0.50%	0.87%	2.78%	45%
2017	$10.08	$0.25	$(0.04)	$0.21		$(0.26)	$–	$–	$(0.26)	$10.03	2.16%	$67,563	0.50%	1.04%	2.52%	37%
2016	$9.86	$0.20	$0.25	$0.45		$(0.23)	$–	$–	$(0.23)	$10.08	4.59%	$49,760	0.53%	1.19%	2.04%	55%
2015(1)	$10.00	$0.13	$(0.15)	$(0.02)		$(0.12)	$–	$–	$(0.12)	$9.86	(0.18)%	$41,487	0.60%	1.19%	1.87%	68%

Class S Shares
2019	$9.55	$0.29	$0.79	$1.08		$(0.30)	$–	$–	$(0.30)	$10.33	11.46%	$1,128	0.60%	0.94%	2.95%	47%
2018	$10.03	$0.27	$(0.48)	$(0.21)		$(0.27)	$–	$–	$(0.27)	$9.55	(2.14)%	$1,050	0.57%	0.94%	2.77%	45%
2017	$10.07	$0.25	$(0.03)	$0.22		$(0.26)	$–	$–	$(0.26)	$10.03	2.28%	$11	0.50%	1.05%	2.52%	37%
2016	$9.86	$0.20	$0.24	$0.44		$(0.23)	$–	$–	$(0.23)	$10.07	4.45%	$11	0.58%	1.23%	2.00%	55%
2015(2)	$9.78	$0.05	$0.09	$0.14		$(0.06)	$–	$–	$(0.06)	$9.86	1.39%	$10	0.63%	1.31%	1.64%	68%

Investor Shares
2019	$9.54	$0.28	$0.79	$1.07		$(0.28)	$–	$–	$(0.28)	$10.33	11.41%	$35	0.75%	1.09%	2.83%	47%
2018	$10.03	$0.25	$(0.49)	$(0.24)		$(0.25)	$–	$–	$(0.25)	$9.54	(2.42)%	$52	0.75%	1.12%	2.55%	45%
2017	$10.07	$0.22	$(0.03)	$0.19		$(0.23)	$–	$–	$(0.23)	$10.03	1.96%	$33	0.80%	1.33%	2.21%	37%
2016(3)	$10.12	$0.04	$(0.04)	$–		$(0.05)	$–	$–	$(0.05)	$10.07	(0.01)%	$10	0.88%	1.62%	1.15%	55%

Limited Duration Fund ‡
I Shares^
2019	$9.79	$0.25	$0.21	$0.46		$(0.25)	$–	$–	$(0.25)	$10.00	4.76%	$100,482	0.50%	0.82%	2.48%	76%
2018	$9.96	$0.21	$(0.17)	$0.04		$(0.21)	$–	$–	$(0.21)	$9.79	0.37%	$94,393	0.50%	0.84%	2.12%	79%
2017	$10.01	$0.16	$(0.05)	$0.11		$(0.16)	$–	$–	$(0.16)	$9.96	1.10%	$83,783	0.50%	1.01%	1.61%	94%
2016	$9.99	$0.11	$0.02	$0.13		$(0.11)	$–	$–	$(0.11)	$10.01	1.35%	$51,933	0.53%	1.19%	1.09%	76%
2015(1)	$10.00	$0.05	$(0.01)	$0.04		$(0.05)	$–	$–	$(0.05)	$9.99	0.36%	$39,696	0.60%	1.22%	0.77%	77%

Class S Shares
2019	$9.79	$0.24	$0.21	$0.45		$(0.24)	$–	$–	$(0.24)	$10.00	4.66%	$14	0.60%	0.92%	2.38%	76%
2018	$9.96	$0.20	$(0.17)	$0.03		$(0.20)	$–	$–	$(0.20)	$9.79	0.32%	$11	0.58%	0.92%	2.05%	79%
2017	$10.01	$0.16	$(0.05)	$0.11		$(0.16)	$–	$–	$(0.16)	$9.96	1.12%	$10	0.50%	1.01%	1.60%	94%
2016	$9.99	$0.10	$0.02	$0.12		$(0.10)	$–	$–	$(0.10)	$10.01	1.24%	$10	0.59%	1.18%	0.98%	76%
2015(2)	$9.99	$0.02	$–	$0.02		$(0.02)	$–	$–	$(0.02)	$9.99	0.24%	$151	0.65%	1.48%	0.71%	77%

Investor Shares
2019	$9.78	$0.22	$0.23	$0.45		$(0.23)	$–	$–	$(0.23)	$10.00	4.60%	$26	0.75%	1.07%	2.25%	76%
2018	$9.95	$0.18	$(0.17)	$0.01		$(0.18)	$–	$–	$(0.18)	$9.78	0.12%	$87	0.75%	1.09%	1.87%	79%
2017	$10.01	$0.14	$(0.07)	$0.07		$(0.13)	$–	$–	$(0.13)	$9.95	0.72%	$73	0.79%	1.26%	1.37%	94%
2016(3)	$10.02	$0.02	$(0.01)	$0.01		$(0.02)	$–	$–	$(0.02)	$10.01	0.14%	$10	0.89%	1.64%	0.64%	76%

Large Cap Growth Fund
I Shares^
2019	$13.23	$0.01	$1.09	$1.10		$(0.01)	$(1.43)	$–	$(1.44)	$12.89	10.94%	$71,182	0.90%	1.05%	0.06%	113%
2018	$12.35	$0.01	$0.97	$0.98		$(0.01)	$(0.09)	$–	$(0.10)	$13.23	8.01%	$59,020	0.90%	1.10%	0.04%	118%
2017	$9.79	$0.02	$2.57	$2.59		$(0.03)	$–	$–	$(0.03)	$12.35	26.45%	$46,955	0.90%	1.34%	0.16%	86%
2016	$10.01	$0.03	$(0.22)	$(0.19)		$(0.03)	$–	$–	$(0.03)	$9.79	(1.87)%	$27,879	0.90%	1.55%	0.34%	75%
2015(1)	$10.00	$0.01	$0.01	$0.02		$(0.01)	$–	$–	$(0.01)	$10.01	0.16%	$22,118	0.90%	1.61%	0.08%	66%

Class S Shares
2019	$13.22	$–	$1.09	$1.09		$(0.01)	$(1.43)	$–	$(1.44)	$12.87	10.82%	$1,073	1.00%	1.15%	(0.04)%	113%
2018	$12.34	$(0.01)	$0.99	$0.98		$(0.01)	$(0.09)	$–	$(0.10)	$13.22	7.99%	$927	0.97%	1.17%	(0.06)%	118%
2017	$9.78	$0.02	$2.57	$2.59		$(0.03)	$–	$–	$(0.03)	$12.34	26.47%	$12	0.90%	1.34%	0.17%	86%
2016	$10.00	$0.03	$(0.22)	$(0.19)		$(0.03)	$–	$–	$(0.03)	$9.78	(1.91)%	$10	0.93%	1.58%	0.30%	75%
2015(2)	$10.22	$–	$(0.22)	$(0.22)		$–	$–	$–	$–	$10.00	(2.12)%	$10	0.93%	1.79%	0.03%	66%

Investor Shares
2019	$13.18	$(0.02)	$1.09	$1.07		$(0.01)	$(1.43)	$–	$(1.44)	$12.81	10.66%	$59	1.15%	1.31%	(0.16)%	113%
2018	$12.32	$(0.03)	$0.98	$0.95	$	–#	$(0.09)	$–	$(0.09)	$13.18	7.76%	$57	1.15%	1.35%	(0.24)%	118%
2017	$9.78	$(0.02)	$2.56	$2.54		$–	$–	$–	$–	$12.32	26.00%	$33	1.20%	1.63%	(0.19)%	86%
2016(3)	$9.61	$–	$0.17	$0.17		$–	$–	$–	$–	$9.78	1.78%	$10	1.27%	1.96%	(0.03)%	75%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †

Large Cap Value Fund
I Shares^
2019	$11.74	$0.20	$1.09	$1.29		$(0.20)	$(0.20)		$–	$(0.40)	$12.63	11.50%	$71,968	0.90%	1.06%	1.66%	41%
2018	$11.75	$0.18	$0.16	$0.34		$(0.18)	$(0.17)		$–	$(0.35)	$11.74	2.77%	$56,851	0.90%	1.11%	1.45%	56%
2017	$9.71	$0.16	$2.03	$2.19		$(0.15)	$–		$–	$(0.15)	$11.75	22.67%	$46,374	0.90%	1.33%	1.41%	46%
2016	$9.58	$0.16	$0.13	$0.29		$(0.16)	$–		$–	$(0.16)	$9.71	3.11%	$28,109	0.90%	1.54%	1.66%	57%
2015(1)	$10.00	$0.09	$(0.43)	$(0.34)		$(0.08)	$–		$–	$(0.08)	$9.58	(3.36)%	$21,376	0.90%	1.62%	1.33%	54%

Class S Shares
2019	$11.74	$0.19	$1.08	$1.27		$(0.18)	$(0.20)		$–	$(0.38)	$12.63	11.40%	$288	1.00%	1.16%	1.56%	41%
2018	$11.75	$0.16	$0.16	$0.32		$(0.16)	$(0.17)		$–	$(0.33)	$11.74	2.64%	$213	1.04%	1.25%	1.32%	56%
2017	$9.71	$0.15	$2.04	$2.19		$(0.15)	$–		$–	$(0.15)	$11.75	22.66%	$13	0.92%	1.35%	1.39%	46%
2016	$9.58	$0.16	$0.13	$0.29		$(0.16)	$–		$–	$(0.16)	$9.71	3.07%	$10	0.94%	1.58%	1.65%	57%
2015(2)	$9.92	$0.03	$(0.34)	$(0.31)		$(0.03)	$–		$–	$(0.03)	$9.58	(3.10)%	$10	0.93%	1.80%	1.07%	54%

Investor Shares
2019	$11.73	$0.17	$1.09	$1.26		$(0.17)	$(0.20)		$–	$(0.37)	$12.62	11.26%	$64	1.15%	1.31%	1.43%	41%
2018	$11.74	$0.15	$0.16	$0.31		$(0.15)	$(0.17)		$–	$(0.32)	$11.73	2.53%	$59	1.15%	1.36%	1.18%	56%
2017	$9.71	$0.12	$2.03	$2.15		$(0.12)	$–		$–	$(0.12)	$11.74	22.23%	$33	1.20%	1.62%	1.05%	46%
2016(3)	$9.36	$0.03	$0.35	$0.38		$(0.03)	$–		$–	$(0.03)	$9.71	4.07%	$10	1.27%	1.95%	0.90%	57%

Small Cap Fund††
I Shares^
2019	$11.39	$(0.02)	$0.29	$0.27		$–	$(1.16)		$(0.01)	$(1.17)	$10.49	4.41%	$88,944	1.05%	1.14%	(0.19)%	65%
2018	$12.30	$(0.01)	$(0.31)	$(0.32)		$(0.01)	$(0.58)		$–	$(0.59)	$11.39	(2.90)%	$80,036	1.05%	1.17%	(0.10)%	92%
2017	$9.62	$–	$2.69	$2.69		$(0.01)	$–		$–	$(0.01)	$12.30	28.01%	$76,196	1.05%	1.33%	0.03%	108%
2016	$9.91	$0.02	$(0.29)	$(0.27)		$(0.01)	$–		$(0.01)	$(0.02)	$9.62	(2.75)%	$43,385	1.05%	1.51%	0.17%	83%
2015(1)	$10.00	$–	$(0.08)	$(0.08)		$–	$–		$(0.01)	$(0.01)	$9.91	(0.80)%	$40,350	1.05%	1.49%	0.01%	64%

Class S Shares
2019	$11.37	$(0.03)	$0.29	$0.26		$–	$(1.16)	$	–#	$(1.16)	$10.47	4.36%	$231	1.15%	1.24%	(0.26)%	65%
2018	$12.29	$(0.03)	$(0.31)	$(0.34)	$	–#	$(0.58)		$–	$(0.58)	$11.37	(3.02)%	$320	1.20%	1.32%	(0.25)%	92%
2017	$9.62	$(0.01)	$2.69	$2.68		$(0.01)	$–		$–	$(0.01)	$12.29	27.88%	$199	1.09%	1.36%	(0.06)%	108%
2016	$9.91	$0.01	$(0.28)	$(0.27)		$(0.01)	$–		$(0.01)	$(0.02)	$9.62	(2.77)%	$9	1.09%	1.55%	0.13%	83%
2015(2)	$10.55	$(0.01)	$(0.63)	$(0.64)		$–	$–		$–	$–	$9.91	(6.07)%	$10	1.09%	1.65%	(0.34)%	64%

Investor Shares
2019	$11.34	$(0.03)	$0.27	$0.24		$–	$(1.16)		$–	$(1.16)	$10.42	4.15%	$29	1.30%	1.39%	(0.33)%	65%
2018	$12.27	$(0.04)	$(0.31)	$(0.35)		$–	$(0.58)		$–	$(0.58)	$11.34	(3.11)%	$80	1.30%	1.42%	(0.36)%	92%
2017	$9.61	$(0.04)	$2.70	$2.66		$–	$–		$–	$–	$12.27	27.68%	$78	1.34%	1.61%	(0.33)%	108%
2016(3)	$9.35	$(0.01)	$0.27	$0.26		$–	$–		$–	$–	$9.61	2.81%	$10	1.41%	1.93%	(0.38)%	83%

International Equity Fund
I Shares^
2019	$10.85	$0.21	$0.62	$0.83		$(0.21)	$(0.27)		$–	$(0.48)	$11.20	7.94%	$81,517	1.10%	1.36%	1.93%	49%
2018	$11.80	$0.22	$(0.94)	$(0.72)		$(0.23)	$–		$–	$(0.23)	$10.85	(6.24)%	$67,140	1.10%	1.39%	1.86%	45%
2017	$9.35	$0.16	$2.46	$2.62		$(0.17)	$–		$–	$(0.17)	$11.80	28.20%	$62,905	1.10%	1.56%	1.58%	40%
2016	$9.13	$0.15	$0.22	$0.37		$(0.15)	$–		$–	$(0.15)	$9.35	4.12%	$44,282	1.10%	1.71%	1.65%	55%
2015(1)	$10.00	$0.15	$(0.90)	$(0.75)		$(0.12)	$–		$–	$(0.12)	$9.13	(7.50)%	$37,748	1.10%	1.71%	2.36%	30%

Class S Shares
2019	$10.84	$0.20	$0.61	$0.81		$(0.20)	$(0.27)		$–	$(0.47)	$11.18	7.75%	$157	1.20%	1.46%	1.86%	49%
2018	$11.80	$0.20	$(0.94)	$(0.74)		$(0.22)	$–		$–	$(0.22)	$10.84	(6.44)%	$149	1.24%	1.53%	1.70%	45%
2017	$9.35	$0.18	$2.44	$2.62		$(0.17)	$–		$–	$(0.17)	$11.80	28.18%	$27	1.11%	1.57%	1.66%	40%
2016	$9.12	$0.15	$0.22	$0.37		$(0.14)	$–		$–	$(0.14)	$9.35	4.20%	$9	1.13%	1.74%	1.63%	55%
2015(2)	$9.82	$0.03	$(0.71)	$(0.68)		$(0.02)	$–		$–	$(0.02)	$9.12	(6.88)%	$9	1.14%	1.80%	1.03%	30%

Investor Shares
2019	$10.84	$0.18	$0.62	$0.80		$(0.18)	$(0.27)		$–	$(0.45)	$11.19	7.68%	$30	1.35%	1.61%	1.65%	49%
2018	$11.79	$0.21	$(0.96)	$(0.75)		$(0.20)	$–		$–	$(0.20)	$10.84	(6.48)%	$26	1.35%	1.64%	1.74%	45%
2017	$9.35	$0.14	$2.44	$2.58		$(0.14)	$–		$–	$(0.14)	$11.79	27.72%	$25	1.39%	1.85%	1.32%	40%
2016(3)	$8.68	$–	$0.68	$0.68		$(0.01)	$–		$–	$(0.01)	$9.35	7.80%	$11	1.47%	2.14%	0.12%	55%

Global Real Estate Fund
I Shares
2019(4)	$10.00	$0.01	$0.32	$0.33		$–	$–		$–	$–	$10.33	3.30%	$49,010	1.00%	1.96%	0.61%	10%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

*	Per share data calculated using the average shares method.
†

Total return and portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
#	Amount is less than $0.005.
‡	Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.
††	Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.
(1)	Commenced operations on February 27, 2015. All ratios for the period have been annualized.
(2)	Commenced operations on July 14, 2015. All ratios for the period have been annualized.
(3)	Commenced operations on June 30, 2016. All ratios for the period have been annualized.
(4)	Commenced operations on September 30, 2019. All ratios for the period have been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Catholic Investor Core Bond Fund (“Core Bond Fund”), Catholic Investor Limited Duration Fund (“Limited Duration Fund”), Catholic Investor Large Cap Growth Fund (“Large Cap Growth Fund”), Catholic Investor Large Cap Value Fund (“Large Cap Value Fund”), Catholic Investor Small Cap Fund (“Small Cap Fund”), Catholic Investor International Equity Fund (“International Equity Fund”) and the Catholic Global Real Estate Fund (“Global Real Estate Fund”) (collectively the “Funds,” individually a “Fund”), all of which are diversified Funds. The investment objective of the Core Bond Fund and Limited Duration Bond Fund is to seek current income and capital preservation. The investment objective of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund and International Equity Fund is to seek long-term capital appreciation. The investment objective of the Global Real Estate Fund is to seek current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Global Real Estate Fund commenced operations September 30, 2019. The Fund consists of I Shares, Class S Shares and Investor Shares. As of October 31, 2019, the Class S Shares and Investor Shares are not currently operational for the Global Real Estate Fund.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2019. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Core Bond Fund
Asset Categories	Fair Value	Valuation Techniques	Unobservable Input	Input Value(s)/ Weighted Average Value (if applicable)
Corporate Obligations	$628,151	Matrix Pricing	Spread to Average Life Swap Rates	+189.24
Mortgage-Backed Securities	$304,729	Matrix Pricing	Spread to Average Life Swap Rates	+230

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund’s maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2019, there were no redemption fees in any of the Funds. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period. As of October 31, 2019, the Global Real Estate Fund had $52,569, remaining to be amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Fund and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year ended October 31, 2019, the Funds were charged the following for these services:

Core Bond Fund	$152,378
Limited Duration Fund	171,886
Large Cap Growth Fund	115,125
Large Cap Value Fund	112,255
Small Cap Fund	148,575
International Equity Fund	132,542
Global Real Estate Fund	5,965

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of the I Shares and the Class S Shares of the Funds.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S and Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

For the year ended October 31, 2019, the Funds were charged the following rates for these services:

	Class S	Investor
Core Bond Fund	0.10%	0.00%
Limited Duration Fund	0.10%	0.00%
Large Cap Growth Fund	0.10%	0.00%
Large Cap Value Fund	0.10%	0.00%
Small Cap Fund	0.10%	0.00%
International Equity Fund	0.10%	0.00%
Global Real Estate Fund	N/A	N/A

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Core Bond Fund, Limited Duration Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, International Equity Fund and Global Real Estate Fund at 0.40%, 0.40%, 0.60%, 0.60%, 0.725%, 0.90% and 0.85%, respectively. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate for each fund.

Prior to February 28, 2019, class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) were not excluded expenses, and the contractual expense limits for the Funds were as follows:

	Contractual Expense Limitations I Shares	Contractual Expense Limitations Class S Shares	Contractual Expense Limitations Investor Shares
Core Bond Fund	0.50%	0.70%	0.95%
Limited Duration Fund	0.50%	0.70%	0.95%
Large Cap Growth Fund	0.90%	1.10%	1.35%
Large Cap Value Fund	0.90%	1.10%	1.35%
Small Cap Fund	1.05%	1.25%	1.50%
International Equity Fund	1.10%	1.30%	1.55%
Global Real Estate Fund	1.00%	N/A	N/A

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and any class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) (collectively, “excluded expenses”)) for I Shares, Class S Shares and Investor Shares from exceeding certain levels as set forth below until February 29, 2020 (each, a “contractual expense limit”). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 29, 2020. Accordingly, the contractual expense limitations for the Core Bond Fund, Limited Duration Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund and International Equity Fund are 0.50%, 0.50%, 0.90%, 0.90%, 1.05%, and 1.10%, respectively.

The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and any class-specific expenses (including excluded expenses)) from exceeding 1.00% of the average daily net assets for the Global Real Estate Fund’s I Shares class until February 28, 2021.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ended October 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

As of October 31, 2019, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until October 31:	Core Bond Fund	Limited Duration Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Fund	International Equity Fund	Global Real Estate Fund (1)
2017	2020	$ 298,371	$ 330,765	$ 158,206	$ 156,395	$ 187,402	$ 236,440	$ —
2018	2021	280,473	327,100	119,348	117,036	102,096	200,870	—
2019	2022	296,098	311,945	99,769	100,569	77,909	191,742	37,995

	Total	$ 874,942	$ 969,810	$ 377,323	$ 374,000	$ 367,407	$ 629,052	$ 37,995

(1) Commenced operations on September 30, 2019.

Boston Advisors, LLC (the “Sub-Adviser”) and the Adviser have entered into an investment sub-advisory agreement dated February 26, 2015 (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment sub-adviser for the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Fund and the International Equity Fund (the “Sub-Advised Funds”), makes investment decisions for the Sub-Advised Funds and administers the investment program of the Sub-Advised Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

Ranger Global Real Estate Advisors, LLC (the “Sub-Adviser”) and the Adviser have entered into an investment sub-advisory agreement dated July 24, 2019 (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment sub-adviser for the Global Real Estate Fund (the “Sub-Advised Fund”), makes investment decisions for the Sub-Advised Fund and administers the investment program of the Sub-Advised Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates based on the average daily net assets of each Sub-Advised Fund:

Sub-Adviser Fee Rate
Large Cap Growth Fund	0.35%
Large Cap Value Fund	0.35%
Small Cap Fund	0.425%
International Equity Fund	0.50%
Global Real Estate Fund	0.60%

6. Investment Transactions:

For the year ended October 31, 2019, the Funds made purchases and sales of investment securities other than short-term securities as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Core Bond Fund	$25,918,111	$26,053,641	$18,678,461	$13,250,254
Limited Duration Fund	37,278,681	31,981,268	33,011,556	32,827,659
Large Cap Growth Fund	76,199,585	72,404,982	–	–
Large Cap Value Fund	33,465,944	24,721,474	–	–
Small Cap Fund	56,406,996	53,524,156	–	–
International Equity Fund	45,117,700	35,172,029	–	–
Global Real Estate Fund	45,667,873	4,450,913	–	–

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in capital as appropriate, in the period that the differences arise.

The Global Real Estate Fund has a tax year of December 31, 2019. Accordingly, the disclosures on the financial statements are for informational use by shareholders and are subject to change attributable to activity through the end of the first taxable year, December 31, 2019.

The following permanent differences primarily attributable to the reclassification of paydowns, net investment loss, PFIC, investment in Master Limited Partnerships, wash sales, and foreign currency exchange gains (losses) have been reclassified to/from the following accounts during the year ended October 31, 2019:

	Distributable Earnings/(Loss)	Paid-in Capital
Small Cap Fund	$63,332	$(63,332)

These reclassifications had no impact on the net assets or net values of the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Core Bond Fund
2019	$2,673,510	$—	$—	$2,673,510
2018	2,145,592	—	—	2,145,592
Limited Duration Fund
2019	2,439,510	—	—	2,439,510
2018	2,062,552	—	—	2,062,552
Large Cap Growth Fund
2019	846,671	5,755,727	—	6,602,398
2018	59,792	368,834	—	428,626
Large Cap Value Fund
2019	1,042,615	1,019,285	—	2,061,900
2018	792,407	725,409	—	1,517,816
Small Cap Fund
2019	1,452,061	6,787,588	74,150	8,313,799
2018	540,533	3,196,352	—	3,736,885
International Equity Fund
2019	1,437,306	1,668,320	—	3,105,626
2018	1,325,680	53,919	—	1,379,599
Global Real Estate Fund
2019	—	—	—	—

The Global Real Estate Fund did not commence operations prior to October 31, 2018 and has a tax year end of December 31, 2019.

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Loss Deferral	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
Core Bond Fund	$205,748	$—	$(599,864)	$—	$3,565,096	$(1)	$3,170,979
Limited Duration Fund	219,631	—	(889,086)	—	895,376	(3)	225,918
Large Cap Growth Fund	—	3,834,769	—	(29,968)	7,693,017	—	11,497,818
Large Cap Value Fund	29,107	1,376,760	—	—	9,164,293	(1)	10,570,159
Small Cap Fund	—	—	(1,578,212)	(179,863)	5,835,938	(4)	4,077,859
International Equity Fund	163,761	—	(748,710)	—	6,706,744	(2)	6,121,793

Late-year loss deferral represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2019, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total

Core Bond Fund	$195,930	$403,934	$599,864

Limited Duration Bond Fund	462,517	426,569	889,086

Small Cap Fund	1,578,212	—	1,578,212

International Equity Fund	748,710	—	748,710

During the year ended October 31, 2019, the Core Bond Fund utilized $175,171 of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and passive foreign investment companies, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Core Bond Fund	$88,345,721	$3,661,400	$(96,304)	$3,565,096
Limited Duration Fund	98,635,550	1,022,601	(127,225)	895,376
Large Cap Growth Fund	62,209,487	9,526,767	(1,833,750)	7,693,017
Large Cap Value Fund	60,189,182	10,267,722	(1,103,429)	9,164,293
Small Cap Fund	79,659,684	10,175,424	(4,339,486)	5,835,938
International Equity Fund	73,129,100	9,119,066	(2,412,322)	6,706,744
*Global Real Estate Fund	41,464,801	1,563,705	(267,921)	1,295,784
*	The Federal tax cost for Global Real Estate Fund is equal to the book cost as the Fund has yet to have a tax year end as of October 31, 2019.

8. Risks:

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a particular Fund.

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Catholic Values Investing Risk (Core Bond Fund, Limited Duration Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, International Equity Fund and Global Real Estate Fund) — The Funds considers the United States Conference of Catholic Bishops (the “USCCB”) Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions.

Covered Call Risk (Global Real Estate Fund) — Covered call risk is the risk that the issuer of the call option will forgo any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying security declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Emerging Markets Securities Risk (International Equity Fund) – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, International Equity Fund and Global Real Estate Fund) – Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Fixed Income Risk (Core Bond Fund and Limited Duration Fund) – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are near historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Funds’ values may fluctuate and/or Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force Funds to sell securities into a declining or illiquid market.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Company Risk (International Equity Fund and Global Real Estate Fund) – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolios. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (International Equity Fund) – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

High Yield Bond Risk (Core Bond Fund and Limited Duration Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Large-Capitalization Company Risk (Global Real Estate Fund) — The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

Large Purchase and Redemption Risk (Global Real Estate Fund) — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Mortgage-Backed and Asset-Backed Securities Risk (Core Bond Fund and Limited Duration Fund) – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating the security’s decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if the Fund cannot sell collateral quickly and receive the amount the Fund is owed.

Municipal Bonds Risk (Core Bond Fund and Limited Duration Fund) – Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for municipal issuers to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Funds’ securities.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

New Fund Risk (Global Real Estate Fund) — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Portfolio Turnover Risk (Global Real Estate Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Real Estate Investment Trusts Risk (Global Real Estate Fund) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed above. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Sector Emphasis Risk (Global Real Estate Fund) – The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Small-Capitalization Company Risk (Small Cap Fund and Global Real Estate Fund) – The small-capitalization companies in which the Funds invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9. Other:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders I Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership	No. of Shareholders Investor Shares	% Ownership
Core Bond Fund	2	44%	1	98%	3	57%
Limited Duration Bond Fund	1	32%	2	95%	2	71%
Large Cap Growth Fund	1	28%	1	98%	2	45%
Large Cap Value Fund	1	26%	1	94%	2	41%
Small Cap Equity Fund	2	69%	1	89%	1	45%
International Equity Fund	1	61%	1	85%	1	47%
Global Real Estate Fund	1	100%	–	–	–	–

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Catholic Investor Core Bond Fund, Catholic Investor Limited Duration Fund, Catholic Investor Large Cap Growth Fund, Catholic Investor Large Cap Value Fund, Catholic Investor Small Cap Fund, Catholic Investor International Equity Fund, and Catholic Investor Global Real Estate Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (seven of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights

Catholic Investor Core Bond Fund, Catholic Investor Limited Duration Fund, Catholic Investor Large Cap Growth Fund, Catholic Investor Large Cap Value Fund, Catholic Investor Small Cap Fund, Catholic Investor International Equity Fund

	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For each of the periods indicated therein
Catholic Investor Global Real Estate Fund	For the period September 30, 2019 (inception) through October 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2019

We have served as the auditor of one or more investment companies in Knights of Columbus Asset Advisors since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2019.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[2]
INTERESTED TRUSTEES3.4

WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES [3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Board Members oversee 30 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[2]
INDEPENDENT TRUSTEES[3] (continued)

THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Board Members oversee 30 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years	Other Directorships Held in the Past 5 Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius, LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

•   Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•   Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Core Bond Fund
Actual Fund Return
I Shares	$1,000.00	$1,060.60	0.50%	$2.60
Class S Shares	1,000.00	1,060.10	0.60%	3.12
Investor Shares	1,000.00	1,059.30	0.75%	3.89
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60%	3.06
Investor Shares	1,000.00	1,021.42	0.75%	3.82
Limited Duration Fund
Actual Fund Return
I Shares	$1,000.00	$1,023.00	0.50%	$2.55
Class S Shares	1,000.00	1,022.50	0.61%	3.11
Investor Shares	1,000.00	1,022.70	0.75%	3.82
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class S Shares	1,000.00	1,022.13	0.61%	3.11
Investor Shares	1,000.00	1,021.42	0.75%	3.82
Large Cap Growth Fund
Actual Fund Return
I Shares	$1,000.00	$1,014.40	0.90%	$4.57
Class S Shares	1,000.00	1,014.20	1.00%	5.08
Investor Shares	1,000.00	1,013.40	1.14%	5.79
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00%	5.09
Investor Shares	1,000.00	1,019.46	1.14%	5.80

	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Value Fund
Actual Fund Return
I Shares	$1,000.00	$1,026.20	0.90%	$4.60
Class S Shares	1,000.00	1,025.80	1.00%	5.11
Investor Shares	1,000.00	1,024.90	1.14%	5.82
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00%	5.09
Investor Shares	1,000.00	1,019.46	1.14%	5.80
Small Cap Fund
Actual Fund Return
I Shares	$1,000.00	$980.80	1.05%	$5.24
Class S Shares	1,000.00	981.30	1.15%	5.74
Investor Shares	1,000.00	980.20	1.29%	6.44
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class S Shares	1,000.00	1,019.41	1.15%	5.85
Investor Shares	1,000.00	1,018.70	1.29%	6.56
International Equity Fund
Actual Fund Return
I Shares	$1,000.00	$990.70	1.10%	$5.52
Class S Shares	1,000.00	990.20	1.20%	6.02
Investor Shares	1,000.00	989.50	1.35%	6.77
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class S Shares	1,000.00	1,019.16	1.20%	6.11
Investor Shares	1,000.00	1,018.40	1.35%	6.87
Global Real Estate Fund (1)
Actual Fund Return
I Shares	$1,000.00	$1,033.00	1.00%	$0.86	**
Hypothetical 5% Return
I Shares	$1,000.00	$1,024.35	0.17%	$0.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period from commencement to period).
(1)	Fund commenced September 30, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Catholic Investor Global Real Estate Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 27, 2019 to decide whether to approve the following agreements (the “Agreements”) for initial two-year terms:

•	the advisory agreement between Knights of Columbus Asset Advisors LLC (the “Adviser”) and the Trust, on behalf of the Fund; and

•	the sub-advisory agreement between the Adviser and Ranger Global Real Estate Advisors, LLC (the “Sub-Adviser”), with respect to the Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to approve the Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed advisory fees to be paid to the Adviser and the Sub-Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s and the Sub-Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; (x) the Adviser’s rationale for recommending the Sub-Adviser; and (xi) the Sub-Adviser’s performance in managing similar accounts.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management, the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Fund, approved the Agreements. In considering the approval of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser; and (ii) the fees to be paid to the Adviser and the Sub-Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Adviser and the Sub-Adviser to the Fund, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the proposed Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s proposed investment and risk management approaches for the Fund. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as was the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Sub-Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser and the Sub-Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, as well as the fee payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the Adviser, not the Fund, would pay the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee that would be payable under the sub-advisory agreement and the portion of the fee under the advisory agreement that would be retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Adviser and the Sub-Adviser. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Fund and the Adviser’s willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser or the Sub-Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser or

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

the Sub-Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s or the Sub-Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser or the Sub-Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreements.

Approval of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreements for initial terms of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2019, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Foreign Tax Credit (6)

Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	4.61%	4.36%	0.00%	0.00%	0.00%	0.00%

Large Cap Growth Fund	0.00%	87.18%	12.82%	100.00%	6.42%	6.42%	0.00%	0.00%	100.00%	0.00%

Large Cap Value Fund	0.00%	49.43%	50.57%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

Small Cap Equity Fund	0.90%	82.38%	16.72%	100.00%	41.66%	0.00%	0.00%	0.00%	100.00%	0.00%

International Equity Fund	0.00%	49.58%	50.42%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	7.70%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2019. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2019. The total amount of foreign source income for the International Equity Fund is $1,603,493. The total amount of foreign tax paid for the International Equity Fund is $259,235. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Catholic Investor Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

Sub-Advisor

Boston Advisors, LLC

One Liberty Square, 10th Floor

Boston, MA 02109

Ranger Global Real Estate Advisors, LLC

405 Lexington Avenue

Suite 3401

New York, NY 10174

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

KOC-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$530,415	None	None	$378,215	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$78,700	None	None	$60,000
(d)	All Other Fees	None	None	$11,800	None	None	$10,000

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$56,231	None	None	$82,560	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $90,500 and $70,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2020

*	Print the name and title of each signing officer under his or her signature.